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Limited Term New York Municipal Fund
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350 Linden Oaks, Rochester, New York 14625
1-800-525-7048

Statement of Additional Information dated April 28, 2000

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 28, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                                   Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks........2
     The Fund's Investment Policies..........................................2
     Municipal Securities....................................................3
     Other Investment Techniques and Strategies.............................18
     Investment Restrictions................................................27
How the Fund is Managed.....................................................29
     Organization and History...............................................29
     Trustees and Officers of the Fund......................................30
     The Manager ...........................................................36
Brokerage Policies of the Fund..............................................37
Distribution and Service Plans..............................................39
Performance of the Fund.....................................................42

About Your Account
How To Buy Shares...........................................................48
How To Sell Shares..........................................................56
How to Exchange Shares......................................................61
Dividends and Taxes.........................................................64
Additional Information About the Fund.......................................66

Financial Information About the Fund
Report of Independent Accountants...........................................68
Financial Statements .......................................................69

Appendix A: Municipal Bond Ratings Definitions.............................A-1
Appendix B: Industry Classifications.......................................B-1
Appendix C: Special Sales Charge Arrangements and Waivers..................C-1


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A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

      |X| Determining the Average Effective Portfolio Maturity. In seeking to maintain an average effective portfolio maturity of less than five years, the Fund may purchase individual securities that have effective maturities of more or less than five years. The effective maturity of a bond might lengthen if market interest rates increase, and the effective maturity might shorten if market interest rates decline. Increasing market interest rates therefore could cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions.

      If the average effective maturity of the portfolio should exceed five years, the Fund will not purchase securities that have effective maturities beyond five years. The Manager might also take steps to reduce the average effective maturity of the portfolio below five years. Those steps might include selling bonds with effective maturities beyond five years or buying bonds with effective maturities less than five years.


      In computing the Fund's average effective portfolio maturity, the Manager intends to use the same effective maturity dates that are shorter than the bond's stated maturity that are used in the marketplace for evaluating a bond for trading and pricing purposes. That date might be the date of a mandatory put, pre-refunded call, optional call or the average life to which a bond is priced. A bond having a variable coupon rate or anticipated principal prepayment may be assigned an effective maturity that is shorter than a stated call date, put date or average life, to reflect more closely the reduced price volatility expectations as to that bond.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" bonds (including "industrial development" bonds). They may have fixed, variable or floating rates of interest, as described below, or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund's yield.

o General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

o Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      The Fund will purchase particular industrial development bonds only if the interest paid on the bonds is tax exempt under the Internal Revenue Code. The Internal Revenue Code limits the types of facilities that may be financed with tax-exempt industrial revenue and private-activity bonds (discussed below) and the amounts of these bonds that each state can issue.

      As an operating policy, the Fund will not invest more than 5% of its assets in securities for which the obligation to pay interest and repay principal are the responsibility of an industrial user with less than three year's operating history.

o Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% of the proceeds or $5.0 million. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisors before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

o Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

o Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

o Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." Municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees are not subject to the Fund's 15% limit on investments in illiquid securities.

Those guidelines require the Manager to evaluate:
o   the frequency of trades and price quotations for such securities;
o the number of dealers or other potential buyers willing to purchase or sell such securities;
o   the availability of market-makers; and
o   the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve funds for lease payments.

      In addition, municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the Manager will evaluate the likelihood of a continuing market for these securities and their credit quality.

      The Fund attempts to reduce its exposure to some of these risks by not investing more than 10% of its total assets in municipal leases obligations that contain "non-appropriation" clauses. Also, the Fund will invest in leases with non-appropriation clauses only if certain conditions are met:
o the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality,
o appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated,
o    the lease obligor has maintained good market acceptability in the past,
o the investment is of a size that will be attractive to institutional investors, and
o the underlying leased equipment has elements of portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

      |X| Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Ratings Services and Fitch IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      After the Fund buys a municipal security, it may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. As a result, the pre-refunded security has essentially the same risks of default as an AAA-rated security.

      The rating definitions of Moody's, Standard & Poor's, Duff & Phelps and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and the particular facility.

o Special Risks of Lower-Grade Securities. The Fund can invest up to 5% of its assets in securities rated below investment grade. These are commonly referred to as "junk bonds." Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of prudent investment management, the Fund limits its investments in lower quality securities and does not buy securities rated below "Ba" by Moody's or "BB" by Standard & Poor's or Fitch (or unrated securities that the Manager deems to be of comparable quality).

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade, they may be subject to special risks and have some speculative characteristics.

      In the event of unanticipated financial difficulties, default or bankruptcy of an issuer of an obligation or the underlying source of funds for debt service on an obligation the Fund owns, the Fund can take such action as the Manager considers appropriate. That might include, for example, retaining the services of persons, firms, professional organizations and others to evaluate or protect real estate, facilities or other assets securing the obligation or acquired by the Fund as a result of such event. The Fund will incur additional costs in taking protective action with respect to portfolio obligations that are in default or the assets securing those obligations. As a result, the Fund's share prices could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of these types of actions might not be tax-exempt.

Special Investment Considerations - New York Municipal Securities. . As explained in the Prospectus, the Fund concentrates its investment in securities issued by the State of New York, its agencies, authorities and instrumentalities. Therefore the Fund's investments are highly sensitive to the fiscal stability of New York State (referred to in the section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based the State's Annual Information Statement, dated August 24, 1999, as supplemented on October 20, 1999 and as updated on February 3, 2000, and on publicly available official statements relating to offerings of the City of municipal securities on or prior to November 3, 1999, and it does not purport to be a complete description of the considerations contained therein. No representation is made as to the accuracy of this information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

      |X| Factors Affecting Investments in New York State Securities. The forecast of the State's economy shows continued expansion during the 1999 and 2000 calendar years, with employment growth gradually slowing from the 1998 calendar year. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors are expected to post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to be lower than in 1998. Personal income is expected to have recorded moderate gains in 1999. Wage growth in 1999 and 2000 is expected to have been slower than in the 1998 calendar year, because the recent robust growth in bonus payments has moderated.

      The forecast for continued growth, and any resultant impact on the State Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to surprisingly strong growth in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the current economic weakness in Asia. In addition, the State economic forecast could over- or under-estimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

      The national economy has maintained a robust rate of growth with over 16.9 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.


      The 1999-2000 Fiscal Year. The 1999-2000 State Plan projects a closing balance of $2.85 billion in the General Fund. Total receipts and transfers from other funds are projected to reach $39.31 billion, and increase of over $2.57 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $37.36 billion, an increase of $868 million from the total disbursed in the prior fiscal year.

      As a result of the late budget,  the State  issued its Annual  Information
Statement  and the first of the three  required  quarterly  updates  (the "First
Quarterly Update") to the State Plan on August 24, 1999. The State issued its second quarterly update to the State Plan (the "Mid-Year Update") on October 29, 1999. The Mid-Year Update projected continued balance in the State's 1999-2000 Financial Plan with estimated receipts and transfers of $39.32 Billion, increased by $15 million as compared to the First Quarterly Update. The State also lowered its disbursement projections by $10 million, with total disbursements of $37.35 billion expected for the current fiscal year. The additional receipts and lower disbursements increased the State's projected cash-basis surplus by $25 million over the First Quarterly Update. The State earmarked the additional resources for the Contingency Reserve Fund. The State Plan projected a closing balance in the General Fund of $2.87 billion. The balance was comprised of $1.82 billion reserved to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund, $250 million in the Debt Reduction Reserve Fund, $132 million in the Contingency Reserve Fund (after the proposed deposit of $25 million) and $200 million in the Community Projects Fund.


      The State issued its Third Quarterly Update to the 1999-2000 Financial Plan on January 11, 2000, in conjunction with the release of the 2000-01 Executive Budget. On January 31, 2000, the Governor submitted amendments to his 2000-01 Executive Budget as permitted by law. Accordingly, the State published a revised Financial Plan on January 31, 2000 that reflects the impact of the Governor's amendments. The State revised the cash-basis 1999-2000 State Financial Plan on January 11, 2000, with the release of the 2000-01 Executive Budget. The State updated the Financial Plan on January 31, 2000 to reflect the Governor's amendments to his Executive Budget. After these changes, the Division of the Budget (the "DoB") now expects the State to close the 1999-2000 fiscal year with an available cash surplus of $758 million in the General Fund, an increase of $733 million over the surplus estimate in the Mid-Year Update. The larger projected surplus derives from $499 million in net higher projected receipts and $259 million in net lower estimated disbursements. The DoB revised both its projected receipts and disbursements based on a review of actual operating results through December 1999, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the year. The State plans to use the entire $758 million surplus to make additional deposits to reserve funds. At the close of the current fiscal year, the State expects to deposit $75 million from the surplus into the State's Tax Stabilization Reserve Fund. In the 2000-01 Executive Budget, as amended, the Governor is proposing to use the remaining $683 million from the 1999-2000 surplus to fully finance the estimated 2001-02 and 2002-03 costs of his proposed tax reduction package ($433 million) and to increase the Debt Reduction Reserve Fund ($250 million). Through the first nine months of 1999-2000, General Fund receipts, including transfers from other funds, have totaled $30.07 billion. General Fund disbursements, including transfers to other funds, totaled $25.19 billion over the same period.

      Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government have help to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     o State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include:
      o the General Fund, which receives all income not required by law to be deposited in another fund;
      o Special Revenue Funds, which receive most of the money the State gets from the federal government and other income the use of which is legally restricted to certain purposes;
      o Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain projects conducted by local governments or public authorities; and
      o Debt Service Funds, which are used for the accumulation of money for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

      2000-01 Fiscal Year (Executive Budget Forecast). The Governor presented his 2000-01 Executive Budget to the Legislature on January 10, 2000. The
Executive Budget contains financial projections for the State's 1999-2000 through 2002-03 fiscal years, a detailed explanation of receipts estimates and the economic forecast on which it is based, and a proposed Capital Program and Financing Plan for the 2000-01 through 2004-05 fiscal years. On January 31, 2000, the Governor submitted amendments to his Executive Budget, the most significant of which recommends eliminating all gross receipts taxes on energy providers. There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Update.

      The 2000-01 Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General fund, after accounting for the transfer of available receipts from 1999-2000 to 2000-01. Under the Governor's Executive Budget, as amended, total General Fund receipts, including transfers from the other funds, are projected at $38.62 billion, an increase of $1.28 billion (3.4 percent) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 2.3 percent to $37.93 billion, an increase of $869 million over 1999-2000. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $52.46 billion, an increase of $2.57 billion or
5.1 percent. Spending from All Governmental Funds is expected to grow by 5.5 percent, increasing by $4.0 billion to $76.82 billion.

      The economic forecast of the state has also been modified for 2000 and 2001 from the mid-year forecast to reflect a stronger-than-expected economy. Continued growth is projected for 2000 and 2001 for employment, wages, and personal income, although the growth in employment will moderate from the 1999 pace. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a large increase in financial sector bonus payments at the year's end. Personal income is projected to grow 5.5 percent in 2000 and 4.8 percent 2001. Total bonus payments are projected to increase by 11 percent in 2000 and
10.5 percent in 2001. Overall employment growth is expected to continue at a more modest pace than in 1999, reflecting the slower growth in the national economy, continued spending restraint by government employers, and restructuring in the manufacturing, health care, social service, and banking sectors.

      Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in the international and domestic financial markets, such uncertainties are particularly present at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change, in any, or all, of the concepts that are forecasted may differ substantially and adversely from the outlook described.

o Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also dedicated revenues equal to one-quarter of the four-cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.

      As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      |X| Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization. As of December 31, 1998, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of all Authorities was $94 billion, only a portion of which constitutes State-supported or State-related debt.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |X| Ratings of the State's Securities. S&P rates the State's general obligation bonds A, Moody's rates the State's general obligation bonds A2. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal securities in which the Fund invests.

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating may be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely, if, in the judgment of the agency originally establishing the rating, circumstances warrant. A downward revision or withdrawal of a ratings, could have an effect on the market price of the State municipal securities in which the Fund invests.


      |X| The State's General Obligation Debt. As of March 31, 1999, the State had approximately $4.78 billion in general obligation bonds outstanding including $185 million in bond anticipation notes. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $748.2 million for the 1998-99 fiscal year and are estimated to be $730.7 million for the State's 1999-2000 fiscal year.


      |X| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. These proceedings could affect adversely the financial condition of the State in the 1999-2000 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1999-2000 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1999-2000 State Plan. The General Purpose Financial Statements for the 1998-1999 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million is expected to be paid during the 1999-2000 fiscal year.

      In addition, the State is party to other claims and litigations that its legal counsel has advised are not probable of adverse court decisions or are not deemed to be materially adverse. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1999-2000 fiscal year or thereafter.

      |X| Other Functions. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1999-2000 fiscal year.

      |X| Factors Affecting Investments in New York City Municipal Securities. The fiscal health of New York City (the "City") has a more significant effect on the fiscal health of the State than any other municipality. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real Gross City Product increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995. It improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current financial plan assumes that, after strong growth in 1998-1999 moderate economic growth will occur through calendar year 2003, with moderating job growth and wage increases.

      For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (referred to below as the "2000-2003 Financial Plan", or "Financial Plan").

      The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 2000 through 2003 contemplates the issuance of $7.449 billion of general obligation bonds and $3.35 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. In addition, it is currently expected that approximately $2.4 billion of bonds will be issued by the Tobacco Settlement Asset Securitization Corporation ("TSASC") and paid from revenues received from a settlement with leading tobacco companies. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. If TSASC is unable to issue bonds in the amount expected, the City will need to find another source of financing or substantially curtail or halt its capital program.

      In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds, Finance Authority bonds and TSASC bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority, Finance Authority and TSASC bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City's Financial Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.


      |X| The City's 2000-2003 Financial Plan. The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP and projects gaps of $1.8 billion, $1.9 billion and $1.8 billion for the years 2001 through 2003, respectively. The Financial Plan takes into account an increase in projected tax revenues in fiscal years 2000 through 2003; projected resources in fiscal years 2000 through 2003, respectively, from the receipt by the City of funds from the settlement of litigation with the leading cigarette companies; a reduction in the assumed collection of projected rent payments for the City's airports and a delay in the receipt of such payments from fiscal year 2000 to fiscal year 2001; net increases in spending in fiscal years 2000 through 2003, including spending for Medicaid, education initiatives, anti-smoking programs, employee fringe benefit costs, and other agency programs. In addition, the Financial Plan includes a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.


      The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2000 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the Health and Hospitals Corporation, the Board of Education and other such agencies to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

      On July 14, 1999, the City Comptroller issued a report, which projected a surplus for fiscal year 2000 of between $223 million and $891 million. In addition, the report projected budget gaps of between $1.8 billion and $3.5 billion, $1.7 billion and $3.6 billion, and $1.7 billion and $4.1 billion in fiscal years 2001 through 2003, respectively. The report further noted that the City Comptroller's forecast is contingent on the continued growth of the City economy and that the fear of renewed inflationary pressures has created uncertainty in the bond market which may dampen economic growth in the future.

      The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that, in future years, State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants, which could have additional adverse effects on the City's cash flow or revenues.

      Various actions proposed in the City's Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      |X| Ratings of the City's Bonds. Moody's Investors Service, Inc. has rated the City's general obligation bonds "A3." Standard & Poor's Ratings Group has rated those bonds "A-." Fitch IBCA, Inc. has rated these bonds "A." Those ratings reflect only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to "BBB+." On July 16, 1998, Standard & Poor's revised its rating of City bonds upward to "A-." Moody's rating of City bonds was revised in February 1998 to "A3" from "Baal." On March 8, 1999, Fitch revised its rating of City bonds upward to "A."

      |X| The City's Outstanding Indebtedness. As of September 30, 1999, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.315 billion and $2.846 billion of outstanding net long-term debt.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

      |X| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims brought against the City are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan. The 2000-2003 Financial Plan includes provisions for the payment of claims of $393 million, $407 million, $429 million and $448 million for the 2000 through 2003 fiscal years, respectively. As of June 30, 1999, the City estimates its potential future liability for outstanding claims against it to be $3.5 billion.


Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use some of them.

      |X| Floating Rate and Variable Rate Obligations. Variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| Inverse Floaters and Other Derivative Investments. "Inverse floaters" are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change.

      To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. For example, the interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions. The Fund can invest up to 5% of its total assets in inverse floaters.

      Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund might invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps might be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" (or "forward commitment") basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture have been created. A market exists for the securities, but they are not available for immediate delivery.

      These transactions are negotiated, and the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund, from time to time, may purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery might be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of these securities and could cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at the settlement of the trade.

      The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund can buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Original issue discount on these securities is included in the Fund's tax-free income. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

      When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for temporary defensive purposes or for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund cannot invest more than 20% of its total assets in taxable repurchase agreements offering taxable income.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The  Fund  may  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.

      |X| Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis in amounts limited (as a fundamental policy) to a maximum of 10% of its total assets, to invest the borrowed funds in portfolio securities. This technique is known as "leverage." The Fund may borrow only from banks. As a fundamental policy, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within 3 days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      The Fund has entered into an agreement enabling it to participate with either OppenheimerFunds in an unsecured line of credit with a bank. Interest is charged to each fund based on its respective borrowings. The Fund pays a commitment fee equal to its pro rata share of the average amortized amount of the credit line. This fee is described in the notes to the Financial Statements at the end of this Statement of Additional Information.

      |X| Investments in Other Investment Companies. On a temporary basis, the Fund can invest up to 5% of its total assets in shares of other investment companies that have an investment objective of seeking income exempt from federal, New York State and New York City personal income taxes. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

      |X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
o     buy puts on securities, or
o write covered calls on securities. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The particular options the Fund can use are described below. The Fund may employ other hedging instruments and strategies in the future, if those investment methods are consistent with the Fund's investment objective, are permissible under applicable regulations governing the Fund and are approved by the Fund's Board of Trustees.

o Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.
o Writing Covered Call Options. The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:
    (1) Calls the Fund sells must be listed on a national securities exchange.
    (2) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income.

o Purchasing Calls and Puts. The Fund may buy calls only to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities exchange. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      The Fund may buy only those puts that relate to securities that the Fund owns or broadly-based municipal bond indices. The Fund may not sell puts other than puts it has previously purchased, to close out a position.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

o Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

o Regulatory Aspects of Hedging Instruments. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      |X| Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 50%.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o  more than 50% of the outstanding shares.

      The Fund's investment objective is not a fundamental policy, but will not be changed without approval by the Fund's Board of Trustees and notice to shareholders. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

o Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

o The Fund cannot invest in common stocks, preferred stocks, warrants or other equity securities.

o The Fund cannot make loans to others except in accordance with the Fund's investment objective and policies. The Fund can also enter into contracts that compensate service providers by means of compensating balances.

o The Fund cannot mortgage or pledge any of its assets, and the Fund can borrow money only from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 10% of its total assets. When borrowings are made for investment purposes, the Fund must comply with the provisions of the Investment Company Act that require the Fund to maintain asset coverage of at least 300% of all such borrowings. If asset coverage should fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent needed to meet the 300% asset coverage requirement.

o The Fund cannot purchase the securities of any issuer if the Fund would then own more than 10% of the voting securities of that issuer.

o The  Fund  cannot  invest  more  than 25% of its  assets  in any  industry  or industries. However, the Fund can invest more than 25% of its assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Industrial revenue bonds whose interest and principal payments are the responsibility of companies within the same industry are grouped together as an "industry" for the purpose of this restriction.

o

The Fund cannot purchase or sell real estate, real estate investment trust securities, commodities, commodity contracts, or oil or gas interests. However, the Fund can invest in municipal securities that are secured by real estate or interests in real estate.

o The Fund cannot invest in companies for the purpose of exercising control or management.

o The Fund cannot sell securities short, purchase securities on margin, or write put options. The Fund can purchase securities that have puts attached.

o The Fund cannot underwrite securities of other issuers. A permitted exception is in case the purchase of municipal obligations in accordance with the Fund's investment objective and policies is deemed to be an underwriting, whether the Fund buys the securities directly from the issuer or from an underwriter for an issuer.

o The Fund cannot invest in or hold securities of any issuer if Trustees of the Fund own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

o The Fund cannot issue "senior securities."

      On November 10, 1998, the Board of Trustees of the Fund changed the Fund's classification under the Investment Company Act from "non-diversified" to "diversified." That change did not require the approval of shareholders. In making that change, the Fund has adopted an operating policy on diversification of its investments (which amplifies the restriction, stated above against owning more than 10% of the voting securities of any issuer). This policy cannot be changed without the approval of shareholders as in the case of a "fundamental" policy. Under this policy,

o With respect to 75% of its assets, the Fund cannot purchase securities issued or guaranteed by any one issuer (other than the U.S. government or its agencies or instrumentalities), if more than 5% of the Fund's total assets would be invested in securities of that issuer.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      |X| Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Directors without shareholder approval.

      In carrying out its policy prohibiting concentration of its assets, the Fund has an operating policy that the Fund cannot invest 25% or more of its assets in any particular industry or group of related industries. Subject to the Fund's policy on concentration, the Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market, such as general obligation bonds, pollution control bonds, hospital bonds or any other industry segment listed in Appendix B to this Statement of Additional Information. In that case, economic, business, political or other events affecting that segment or an issuer in that segment might affect the value of other bonds of issuers in the same segment and therefore would increase the Fund's exposure to market risks.

      In applying its policy prohibiting the issuance of senior securities, the Fund interprets that policy not to prohibit certain investment activities for which assets of the Fund are designated as segregated to cover the related obligations. Examples of those activities include borrowing money, repurchase agreements, delayed-delivery and when-issued transactions and contracts to buy or sell derivatives.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any one "issuer" as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.


How the Fund Is Managed

Organization and History. The Fund is a series of Rochester Portfolio Series, a Massachusetts business trust that is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest (that trust is referred to in this section as the "Fund's parent Trust" or the "Trust"). The Fund is currently the only series of the Trust.

      The Fund and its parent Trust are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's (and the Trust's) activities, review its performance, and review the actions of the Manager.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class X. Class X shares are no longer offered for sale. They are described below in "Classes of Shares." All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:
     o has its own dividends and distributions,
     o pays certain expenses which may be different for the different classes, o may have a different net asset value,
     o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and
     o votes as a class on matters that affect that class alone.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders of the Fund. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's or the Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund's parent Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under the Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers. The Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. Mr. Cannon is a Trustee of the Fund as well as the Rochester Fund Municipals Fund and the Bond Fund Series. All of the other Trustees are also trustees or directors of the following Oppenheimer funds1:
1 Mr. Cannon is only a Trustee of the Fund as well as Rochester Fund Municipals and Oppenheimer Convertible Securities Fund.

Oppenheimer Quest Value Fund, Inc.,
Oppenheimer Quest For Value Funds, a series fund having the following series:
   Oppenheimer Quest Small Cap Value Fund,
   Oppenheimer Quest Balanced Value Fund, and
   Oppenheimer Quest Opportunity Value Fund,
Oppenheimer Quest Global Value Fund, Inc.,
Oppenheimer Quest Capital Value Fund, Inc.,
Rochester Portfolio Series, a series fund having one series:
     Limited-Term New York Municipal Fund,
Bond Fund Series, a series fund having one series:
     Oppenheimer Convertible Securities Fund,
Rochester Fund Municipals, and
Oppenheimer MidCap Fund

    Ms. Macaskill and Messrs. Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices of the other Oppenheimer funds listed above. As of April 3, 2000, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Bridget A. Macaskill*, Chairman of the Board of Trustees and President; Age: 51 Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995), (both are transfer agent subsidiaries of the Manager); President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc., an investment advisory subsidiary of the Manager (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc, off-shore investment companies managed by the Manager; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

John Cannon, Trustee; Age: 70
620 Sentry Parkway West Suite 220, Blue Bell, PA 19422
Independent Consultant;  Chief Investment Officer, CDC Associates,  a registered
investment  advisor;  Director,   Neuberger  &  Berman  Income  Managers  Trust,
Neuberger & Berman Income

Funds and Neuberger Berman Trust, (1995 - present); formerly Chairman and Treasurer, CDC Associates, (1993 - February 1996); prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment advisor, (1976 - 1991); Senior Vice President AMA Investment Advisers, Inc., (1991 - 1993).

Paul Y. Clinton, Trustee; Age: 69
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.

Thomas W. Courtney, Trustee; Age 66
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Robert G. Galli, Trustee; Age: 66
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.

Lacy B. Herrmann, Trustee; Age: 70
380 Madison Avenue, Suite 2300, New York, New York 10017
Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-advisor to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and advisor to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-advisor and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown University.

George Loft, Trustee; Age: 85
51 Herrick Road, Sharon, Connecticut 06069
Private Investor.


Ronald H. Fielding, Vice President; Age: 51
350 Linden Oaks, Rochester, NY 14625
Senior Vice President (since January 1996) of the Manager; Chairman of the Rochester Division of the Manager (since January 1996); an officer and portfolio manager of other Oppenheimer funds; prior to joining the Manager in January 1996, he was President and a director of Rochester Capital Advisors, Inc. (1993
- 1995), the Fund's prior investment advisor, and of Rochester Fund Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991 - 1995), Oppenheimer Convertible Securities Fund (1986 - 1995) and Rochester Fund Municipals (1986 - 1995); President and a director of Rochester Tax Managed Fund, Inc. (1982 - 1995) and of Fielding Management Company, Inc. (1982 - 1995), an investment advisor.

Andrew J. Donohue, Secretary; Age: 49
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc., the Fund's Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial
Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995), , an investment advisory subsidiary of the Manager; President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer; Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 -

March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert Bishop, Assistant Treasurer; Age: 41
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Adele A. Campbell, Assistant Treasurer; Age 36
350 Linden Oaks, Rochester, New York 14625
Assistant Vice President of the Manager (1996-Present); Formerly Assistant Vice President of Rochester Fund Services, Inc. (1994 - 1996), Assistant Manager of Fund Accounting, Rochester Fund Services (1992 - 1994), Audit Manager for Price Waterhouse, LLP (1991 - 1992).

Scott T. Farrar, Assistant Treasurer; Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age: 51
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      |X| Remuneration of Trustees. The officers of the Fund and one Trustee, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended December 31, 1999. The table below also shows the total compensation from all of the Oppenheimer funds listed above, including the compensation from the Fund. That amount represents compensation received as a director, trustee, or member of a committee of the Board during the calendar year 1999.

-------------------------------------------------------------------------------
                                                              Total Compensation
                                            Retirement          From all
                         Aggregate       Benefits Accrued      Oppenheimer
                       Compensation      as Part of Fund     Quest/Rochester
Trustee's Name          From Fund1           Expenses       Funds (10 Funds)2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
John Cannon               $9,433              $2,718             $28,439
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Paul Y. Clinton           $32,034            $25,320            $140,1903
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Thomas W. Courtney        $25,930            $19,215            $140,1903
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Galli           $6,715                $0              $176,2154
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Lacy B. Herrmann          $35,973            $29,258            $139,2903
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George Loft               $34,302            $27,587            $140,1903
-------------------------------------------------------------------------------
1. Aggregate compensation from the Fund includes fees and any retirement plan benefits accrued for a Trustee.
2. For the 1999 calendar year.
3. Total compensation for the 1999 calendar year includes compensation 12 funds for which OpCap Advisors served as the investment advisor. Each series of an investment company is considered a separate "fund" for this purpose.
4. Total compensation for the 1999 calendar year also includes compensation received for serving as trustee or director of 24 other Oppenheimer funds.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of April 3, 2000, the only person who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares was:

      Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, which owned 40,794,668.988 Class A shares (approximately 13% of the Class A shares then outstanding); 4,831,936.090 Class B shares (approximately 18% of the Class B shares then outstanding; 6,793,898.931 Class C shares (approximately 20% of the Class C shares then outstanding); and 2,455,673.472 Class X shares (approximately 22% of the Class X shares then outstanding), for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      The portfolio manager of the Fund is principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's fixed-income portfolio department, in particular Anthony A. Tanner, an Assistant Portfolio Manager of the Fund, provide the Fund's portfolio manager with research and support in managing the Fund's portfolio. Mr. Tanner is a Vice President of the Rochester Division of the Manager and served as an officer of the Fund's prior investment advisor.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions on its part with respect to any of its duties under the agreement.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

o Accounting and Record-Keeping Services. The Manager provides accounting and record-keeping services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares.

-------------------------------------------------------------------------------
                                                Accounting and Administrative
  Fiscal Year   Management Fee Paid to          Services Fee Paid to
  Ended 12/31   OppenheimerFunds, Inc.          OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     1997                 $3,140,951                        $225,111
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     1998                 $4,331,766                        $314,752
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     1999                 $5,372,033                        $392,771
-------------------------------------------------------------------------------


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, the Manager thinks in its best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

      Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

 ------------------------------------------------------------------------------
    Fiscal Year Ended 12/31     Total Brokerage Commissions Paid by the Fund1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
              1997                                   None
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
              1998                                   None
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
              1999                                   None
 ------------------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal amounts on a net trade basis.


Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. They exclude payments under the Distribution and Service Plans but include advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders).

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 ------------------------------------------------------------------------------
          Aggregate     Class A
          Front-End     Front-End    Commissions    Commissions  Commissions
 Fiscal   Sales         Sales        on Class A     on Class B   on Class C
 Year     Charges on    Charges      Shares         Shares       Shares
 Ended    Class A       Retained by  Advanced by    Advanced by  Advanced by
 12/31:   Shares        Distributor  Distributor1   Distributor1 Distributor1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1997    $2,677,697     $473,852      $255,046      $648,027     $275,006
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1998    $3,768,254     $509,884     $1,394,666    $1,284,173    $748,672
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1999    $3,235,381     $366,186     $1,785,574     $881,649     $602,450
 ------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale. During the fiscal year ended 12/31/97, the Fund also offered Class X shares (previously designated as Class B shares). The Fund ceased to offer Class X shares after January 5, 1998. The commissions advanced by the Distributor on sales of Class X shares during 1997 was $265,074.

--------------------------------------------------------------------------------
              Class A         Class B          Class C
              Contingent      Contingent       Contingent      Class X
              Deferred Sales  Deferred Sales   Deferred Sales  Contingent
              Charges         Charges          Charges         Deferred Sales
Fiscal Year   Retained by     Retained         Retained by     Charge Retained
Ended 12/31:  Distributor     by Distributor   Distributor     by Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1999         $133,654         $180,775         $82,528         $57,568
--------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B, Class C and Class X shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan.
2 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

      Under the plans the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B and Class X shares automatically convert into Class A shares after six years, the Fund must obtain the approval of Class A as well as Class B and Class X shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under that plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the Class A, Class B and Class C plans and has set no minimum asset amount needed to qualify for payments. The Class X plan permits the Fund to pay an asset-based sales charge of up to 0.75% per year of average daily net assets attributable to Class X shares, but the Board of Trustees has set that asset-based sales charge 0.50% per year of the average daily net assets attributable to Class X shares.

      |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended December 31, 1999, payments under the Plan for Class A shares totaled $2,573,038, all of which was paid by the Distributor to recipients. . That amount included $45,289 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X| Class B, Class C and Class X Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class X plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The types of services that recipients provide are similar to the services provided under the Class A service plan described above. Under the Class X plan, the Distributor receives a service fee of 0.25% of the average annual net assets of Class X shares and makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average net assets of Class X shares held in accounts of the service providers or their customers.

      The plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on outstanding shares under each plan. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B and Class X shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate, o employs personnel to support distribution of shares, and o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

-------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 12/31/99
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                                   Distributor's
                                            Distributor's       Unreimbursed
              Total          Amount         Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
Class:        Under Plan     Distributor    Expenses Under Plan of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan     $781,955      $698,4851        $2,094,673           2.36%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan    $1,161,836     $767,1852        $1,647,219           1.38%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class X Plan     $331,936      $233,4703            N/A               N/A
-------------------------------------------------------------------------------
1.    Includes $786 paid to an affiliate of the Distributor's parent company.
2.    Includes $3,824 paid to an affiliate of the Distributor's parent company.
3.    Includes $1,191 paid to an affiliate of the Distributor's parent company.

      If a plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. All payments under the plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of its most recent fiscal year end for its classes of shares that are currently offered to investors. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o The Fund's performance returns do not reflect the effect of taxes on dividends and distributions. o An investment in the Fund is not insured by the FDIC or any other government agency.
o The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis. o When an investor's shares are redeemed, they may be worth more or less than their original cost.
o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o

            Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                      ( cd)

The symbols above represent the following factors:
  a =  dividends and interest earned during the 30-day period.
  b =  expenses accrued for the period (net of any expense assumptions).
  c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
  d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

     Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

-------------------------------------------------------------------------------
             The Fund's Yields for the 30-Day Periods Ended 12/31/99
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                            Tax-Equivalent Yield
Class of                                               (43.74% Combined Federal/
Shares       Standardized Yield      Dividend Yield       New York Tax Bracket)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
            Without    After      Without    After
            Sales      Sales      Sales      Sales      Without      After Sales
            Charge     Charge     Charge     Charge     Sales Charge Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A       4.57%      4.41%      4.51%      4.35%       8.12%        7.84%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B       3.79%       N/A       3.59%       N/A        6.74%         N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C       3.81%       N/A       3.62%       N/A        6.77%         N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class X       4.03%       N/A       3.87%       N/A        7.16%         N/A
-------------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year, 3.0% in the second year, 2.0% in the third and fourth years, 1.0% in the fifth year, and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P

o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 12/31/99
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           Cumulative Total
Class of       Returns                  Average Annual Total Returns
Shares     (Life of Class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                   5-Years          10-Years
                                                     (or              (or
                                               Life-of-Class,    Life-of-Class,
                                  1-Year          if Less)          if Less)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          After    Without   After   Without  After    Without  After   Without
          Sales    Sales     Sales   Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A   57.65%1   63.37%1  -4.34%   -0.87%   4.77%    5.52%   5.65%1   6.10%1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B    7.53%2   9.50%2   -5.42%   -1.64%   2.76%2   3.46%2    N/A     N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C    9.21%3   9.21%3   -2.58%   -1.63%   3.36%3   3.36%3    N/A     N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class X   23.29%4   23.29%4  -3.76%   -1.39%   4.59%4   4.59%4    N/A     N/A
-------------------------------------------------------------------------------
1 Inception of Class A: 9/18/91
2 Inception of Class B: 5/1/97
3 Inception of Class C: 5/1/97
4 Inception of Class X: 5/1/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among municipal bond funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


A B O U T  Y O U R  A C C O U N T


How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.
|X|

Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
       o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
       o Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
       o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Main Street Growth & Income Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Income Fund
Oppenheimer MidCap Fund
Oppenheimer Champion Income Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Municipal Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Discovery Fund
Oppenheimer Quest Balanced Value Fund
Oppenheimer Quest  Capital  Value Fund, Inc.
Oppenheimer Emerging Technologies Fund
Oppenheimer Quest  Global  Value  Fund, Inc.
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Quest  Opportunity Value Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Global Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Growth & Income Fund
Oppenheimer Real Asset Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund
Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Insured  Municipal Fund
Oppenheimer Trinity Core Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Trinity Growth Fund
Oppenheimer International  Bond Fund
Oppenheimer Trinity  Value Fund
Oppenheimer International  Growth  Fund
Oppenheimer U.S. Government Trust
Oppenheimer International Small Company Fund
Oppenheimer World Bond Fund
Oppenheimer Large Cap Growth Fund
Limited-Term New York Municipal Fund
Rochester Fund Municipals
And the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this

      Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares  acquired  by  exchange of either
      (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
      (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor ) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class X shares and the dividends payable on Class B or Class C or Class X shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class X shares are subject.

      The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class X Shares. Effective January 6, 1998, the Fund ceased offering Class X shares to investors. Prior to May 1, 1997, Class X shares had been designated as the Fund's Class B shares. On that date, the Fund re-designated its Class B shares as Class X shares and commenced offering shares of a new
Class B. Already-issued Class X shares remain outstanding until they are redeemed or exchanged or converted. (Class X shares of the Fund may be exchanged only for Class B shares of other Oppenheimer funds.)

      Class X shares were originally sold at net asset value without initial sales charge. However, if Class X shares are redeemed within 4 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That contingent deferred sales charge will not be assessed on shares purchased by reinvestment of dividends or capital gains distributions, nor on the amount of the account value represented by any increase in the net asset value of shares over the original net asset value. The contingent deferred sales charge is assessed on the lesser of the original net asset value or the net asset value of the shares at the time of redemption. The contingent deferred sales charge is paid to compensate the Distributor for its expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares.

      To determine whether the contingent deferred sales charge applies to redeemed shares, the Fund redeems shares in the same order as for Class B and Class C shares. The contingent deferred sales charge is not imposed in the circumstances that apply to waivers of the Class B and Class C contingent deferred sales charge as set forth in Appendix C to this Statement of Additional Information. The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

   ---------------------------------------------------------------------------
   Years Since Beginning of Month  Contingent Deferred Sales Charge on
   in Which Purchase Order was     Redemptions in that Year (as % of Amount
   Accepted                        Subject to Charge)
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
   0 - 1                           2.50%
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
   1 - 2                           2.00%
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
   2 - 3                           1.50%
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
   3 - 4                           1.00%
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
   4 and following                 None
   ---------------------------------------------------------------------------
   In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      |X| Class B and Class X. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B and Class X shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B and Class X shares would occur while that suspension remained in effect. Although Class B and Class X shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B and Class X shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class). Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days when shareholders may not purchase or redeem shares.

     |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
      (1) debt instruments that have a maturity of more than 397 days when issued,
      (2) debt  instruments  that had a  maturity  of 397 days or less  when issued and have a remaining maturity of more than 60 days, and
      (3) non-money  market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
      (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
      (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts and calls are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures for redeeming.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs:
      (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
      (2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner,
           trustee  or  other  fiduciary  or  agent,  as  applicable,   duly
           authorized to act on behalf of the registered owner(s);
      (3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
       (4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
       (5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
       (6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
        o Class A shares purchased subject to an initial sales charge or Class
          A shares on which a contingent deferred sales charge was paid, or
        o Class B shares that were subject to the Class B contingent  deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class X shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C or Class X contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class X shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C, below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o Class X shares of this Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B, Class C or Class X shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one Class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.
Dividends and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B, Class C and Class X shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B, Class C and Class X shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures;
(4) any excess of net short-term capital gain over net long-term capital loss; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute at least 98% of the sum of its taxable investment income earned from January 1 through December 31 of that year and its net capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or other distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.


Additional Information About the Fund

The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Fund. It also handles shareholder servicing and administrative functions. It is paid on the basis of a fixed fee per account.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund for the year ending December 31, 2000. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates. PricewaterhouseCoopers LLP were the independent accountants of the Fund, including audits of the financial statements and other related audit services for the year ended December 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
To the Board of Trustees and Shareholders of Rochester Portfolio Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term New York Municipal Fund (the sole portfolio constituting Rochester Portfolio Series, hereafter referred to as the Fund) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
January 24, 2000

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
MUNICIPAL BONDS AND NOTES--100.0%
------------------------------------------------------------------------------------------------------------------------------------
New York--85.0%
$      100,000    Albany GO                                        7.000 %
01/15/2010        01/15/2000(b)    $         102,233
       344,704    Albany Hsg. Authority                            0.000
10/01/2012        10/01/2002(a)              104,201
       250,000    Albany Hsg. Authority                            6.250
10/01/2012(s)     10/01/2005(b)              252,260
     1,085,000    Albany IDA (Albany Medical Center)               5.600
05/01/2005        11/22/2003(c)            1,051,658
     1,920,000    Albany IDA (H. Johnson Office Park)              5.250
03/01/2018        03/01/2000(d)            1,884,806
       175,000    Albany IDA (Port of Albany)                      6.250
02/01/2005        10/09/2002(c)              175,674
        40,000    Albany IDA (Spectrapark)                         7.300
12/01/2000        06/01/2000(b)               40,660
        50,000    Albany IDA (Spectrapark)                         7.500
12/01/2003        06/01/2000(b)               50,823
     3,525,000    Albany IDA (Spectrapark)                         7.600
12/01/2009(s)     06/01/2000(b)            3,584,854
     1,655,000    Albany IDA (University Heights-Albany Pharmacy)  6.750
12/01/2019(s)     12/01/2009(b)            1,752,678
        40,000    Albany Parking Authority                         0.000
09/15/2002           -----                    34,612
        25,000    Albany Parking Authority                         0.000
09/15/2003           -----                    20,424
       625,000    Albany Parking Authority                         0.000
09/15/2004           -----                   481,081
        20,000    Albany Parking Authority                         0.000
09/15/2005           -----                    14,481
     1,000,000    Albany Parking Authority                         6.700
11/01/2006(s)     11/01/2001(b)            1,055,840
     1,610,000    Albany Parking Authority                         6.850
11/01/2012(s)     11/01/2001(b)            1,702,704
     5,040,000    Albany Parking Authority                         7.150
09/15/2016(s)     09/15/2001(b)            5,145,487
       265,000    Albany Water Finance Authority                   7.500
12/01/2006        06/01/2000(b)              268,350
       675,000    Albany Water Finance Authority                   7.500
12/01/2017(s)     06/01/2000(b)              683,437
     3,100,000    Allegany County IDA (Atlantic Richfield)         6.625
09/01/2016        09/01/2002(b)            3,159,613
     4,800,000    Amherst IDA (Amherst Rink)                       5.550
10/01/2017        10/01/2007(a)            4,999,872
     2,000,000    Amherst IDA (Amherst Rink)                       5.650
10/01/2022        10/01/2007(a)            2,095,940
       980,000    Andpress HDC (Andpress Plaza)                    6.600
01/15/2023(s)     08/01/2003(b)            1,008,802
       295,000    Babylon IDA (WWH Ambulance)                      7.000
09/15/2001        03/19/2001(c)              300,516
        55,000    Baldwinsville Devel. Corp.                       7.200
06/01/2010(s)     07/01/2000(b)               56,217
       200,000    Battery Park City Authority                      5.650
12/01/2013(s)     06/01/2000(b)              200,004
        45,000    Battery Park City Authority                      5.800
11/01/2022        06/04/2022(c)               42,839
       630,000    Blauvelt Volunteer Fire Company                  6.000
10/15/2008        02/25/2005(c)              602,759
        40,000    Brookhaven GO                                    6.400
10/01/2010        10/01/2002(b)               42,281
       185,000    Brookhaven IDA (Dowling College)                 6.200
03/01/2001           -----                   186,900
       195,000    Brookhaven IDA (Dowling College)                 6.300
03/01/2002           -----                   197,976
       205,000    Brookhaven IDA (Dowling College)                 6.400
03/01/2003           -----                   209,303
       875,000    Brookhaven IDA (Stony Brook Foundation)          5.750
11/01/2008        08/13/2005(c)              859,294
       505,000    Buffalo GO                                       6.000
12/01/2015        12/01/2011(b)              515,100
     1,080,000    Carnegie Redevelopment Corp.                     6.250
09/01/2005        05/02/2003(c)            1,081,253
     1,550,000    Carnegie Redevelopment Corp.                     6.500
09/01/2011        05/17/2009(c)            1,554,867
        60,000    Cayuga County COP (Auburn Memorial Hospital)     6.000
01/01/2021        02/07/2014(c)               58,089
       795,000    Clifton Springs Hospital & Clinic                7.000
01/01/2005        09/17/2003(c)              788,163
         5,000    Cortland County IDA (Paul Bunyon Products)       8.000
07/01/2000(s)        -----                     5,049
       275,000    Dutchess County IDA (Bard College)               6.500
11/01/2003           -----                   285,274
     1,175,000    Dutchess County Res Rec (Solid Waste)            6.800
01/01/2010(s)     12/01/2002(g)            1,262,067
        50,000    East Irondequoit CSD                             6.125
05/15/2008        05/15/2002(b)               51,666
       290,000    Elmira HDC                                       7.500
08/01/2008        02/01/2000(b)              293,251
        20,000    Elmira HDC                                       7.500
08/01/2009        02/01/2000(b)               20,224
       395,000    Erie County IDA (FMC Corp.)                      6.000
02/01/2003        08/02/2001(c)              391,484
       190,000    Erie County IDA (Medaille College)               7.400
12/30/2002        01/19/2002(c)              194,585
        25,000    Erie County IDA (Medishield)                     7.200
08/01/2004        02/01/2000(b)               25,039
       545,000    Erie County IDA (Mercy Hospital)                 5.900
06/01/2003        12/25/2001(c)              529,909
     2,230,000    Franklin County IDA (COP)                        8.125
08/01/2006        06/28/2004(c)            2,440,490
     1,070,000    Franklin County IDA (Correctional Facilities)    6.375
11/01/2002        05/31/2001(c)            1,078,849
        85,000    Franklin County IDA (Correctional Facilities)    6.750
11/01/2012(s)     11/01/2002(b)               89,558

                     9 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$    2,120,000    Franklin County SWMA                             6.000 %
06/01/2005        11/19/2003(c)    $       2,101,556
     1,350,000    Franklin County SWMA                             6.125
06/01/2009        12/28/2007(c)            1,327,684
       850,000    Hamilton EHC (Hamilton Apartments)              11.250
01/01/2015(s)     05/01/2000(b)              880,829
     1,315,000    Hempstead IDA (South Shore Y JCC)                5.950
11/01/2007        08/19/2004(c)            1,252,143
        10,000    Hempstead IDA (United Cerebral Palsy)            7.500
10/01/2009(s)     04/01/2000(b)               10,254
       565,000    Herkimer County IDA (Burrows Paper)              7.250
01/01/2001           -----                   566,785
     3,000,000    Herkimer County IDA (Burrows Paper)              8.000
01/01/2009        10/28/2005(c)            3,130,380
     2,700,000    Herkimer Hsg. Authority                          7.150
03/01/2011(s)     04/10/2005(g)            2,750,355
     2,000,000    Hsg. NY Corp.                                    5.500
11/01/2010        05/07/2010(c)            1,964,660
        15,000    Hudson HDC (Providence Hall - Schuyler Court)    6.400
07/01/2012(s)     01/01/2003(b)               15,349
        25,000    Hudson HDC (Providence Hall - Schuyler Court)    6.500
01/01/2025(s)     01/01/2003(b)               25,536
       405,000    Hudson IDA (Have)                                7.125
12/01/2007        10/16/2004(c)              404,741
     1,160,000    Islip Res Rec                                    5.850
07/01/2002           -----                 1,194,290
     2,790,000    Jamestown Hsg. Authority                         6.125
07/01/2010(s)     11/18/2005(g)            2,795,385
     2,000,000    Jefferson County IDA (Champion International)    7.200
12/01/2020        11/15/2002(b)            2,086,680
       850,000    Kiryas Joel BAN                                  5.000
06/17/2000           -----                   853,357
        85,000    Lillian Cooper HDC                               7.000
01/01/2022(s)     01/01/2002(b)               87,124
        52,378    Locke Fire District #1 (i)                       7.500
07/01/2002        05/30/2001(c)               55,386
     1,300,000    Lockport HDC                                     6.000
10/01/2018        10/22/2013(c)            1,260,766
     1,430,000    Madison County IDA (Morrisville College)         6.750
07/01/2007        03/08/2004(c)            1,419,918
       790,000    Madison County IDA (Oneida Healthcare Center)    5.300
07/01/2005        02/24/2003(c)              769,744
       250,000    Medina Hsg. Corp.                                8.250
08/15/2011(s)     02/15/2000(b)              256,827
       520,000    Middleton IDA (Fleurchem)                        7.125
12/01/2008        06/08/2005(c)              522,948
     1,555,000    Middletown IDA (Southwinds Retirement Home)      5.875
03/01/2007        10/23/2003(c)            1,500,637
       580,000    Middletown IDA (Southwinds Retirement Home)      7.250
03/01/2003        09/30/2001(c)              605,804
         5,000    Monroe County Airport Authority (GRIA)           0.000
01/01/2004           -----                     4,105
       500,000    Monroe County Airport Authority (GRIA)           5.375
01/01/2019        08/26/2016(c)              455,620
     8,160,000    Monroe County COP                                8.050
01/01/2011(s)     07/01/2000(b)            8,305,003
        30,000    Monroe County GO                                 6.100
05/01/2003           -----                    30,484
     2,425,000    Monroe County IDA (Al Sigl Center)               6.125
12/15/2008        05/06/2005(c)            2,477,331
       960,000    Monroe County IDA (Al Sigl Center)               6.375
12/15/2005        08/21/2003(c)              942,682
     1,135,000    Monroe County IDA (Al Sigl Center)               6.750
12/15/2010        01/31/2009(c)            1,109,985
        10,000    Monroe County IDA (Cohber Press)                 7.500
12/01/2000        06/01/2000(b)               10,081
       100,000    Monroe County IDA (Cohber Press)                 7.550
12/01/2001        06/01/2000(b)              100,184
     1,280,000    Monroe County IDA (Dayton Rogers Manufacturing)  5.850
12/01/2006        02/19/2004(c)            1,234,189
     1,280,000    Monroe County IDA (DePaul Properties)            5.900
09/01/2007        09/27/2004(c)            1,232,205
       635,000    Monroe County IDA (Geva Theatre)                 7.750
04/01/2002        04/21/2001(c)              636,422
       360,000    Monroe County IDA (Geva Theatre)                 7.750
04/01/2003           -----                   360,806
     1,660,000    Monroe County IDA (Piano Works)                  6.625
11/01/2006        02/04/2004(c)            1,658,805
       300,000    Monroe County IDA (Roberts Wesleyan College)     6.200
09/01/2005           -----                   301,554
       150,000    Monroe County IDA (West End Business)            6.750
12/01/2004        02/12/2003(c)              151,291
       730,000    Montgomery County IDA (ASMF) (t) (u)             6.500
01/15/2003        08/15/2001(c)              504,430
     6,600,000    MTA Commuter Facilities, Series A                6.500
07/01/2016        07/01/2007(b)            6,790,938
        50,000    MTA Service Contract                             7.000
07/01/2009(s)     07/01/2001(b)               52,748
        75,000    MTA Service Contract, Series 5                   6.000
07/01/2018        10/08/2017(c)               73,726
        20,000    MTA Service Contract, Series 5                   6.500
07/01/2016(s)     07/01/2001(b)               20,437
        55,000    MTA Service Contract, Series 5                   6.500
07/01/2016(s)     07/01/2001(b)               57,354
       150,000    MTA Service Contract, Series P                   5.750
07/01/2015        09/23/2014(c)              146,029
     2,785,000    MTA Service Contract, Series R                   5.200
07/01/2008           -----                 2,798,479
     2,915,000    MTA Service Contract, Series R                   5.300
07/01/2009           -----                 2,870,605
     1,420,000    MTA Service Contract, Series R                   5.300
07/01/2009           -----                 1,400,447
     7,135,000    MTA, Series A                                    6.500
07/01/2016        07/01/2007(b)            7,341,416
        15,000    MTA, Series K                                    6.000
07/01/2016(s)     07/01/2002(b)               15,074

                    10 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       65,000    MTA, Series K                                    6.250 %
07/01/2011(s)     07/01/2002(b)    $          68,273
        20,000    Nassau County GO                                 6.375
05/15/2013        05/15/2002(b)               21,008
       295,000    Nassau County IDA (ACLDD)                        7.250
10/01/2004        11/19/2002(c)              298,009
       575,000    Nassau County IDA (NSCFGA)                       5.750
05/01/2008        09/14/2004(c)              542,432
     1,505,000    Nassau County IDA (United Cerebral Palsy) (w)    5.750
11/01/2007        09/02/2004(c)            1,479,641
     3,605,000    Nassau County IDA (United Cerebral Palsy) (w)    5.750
11/01/2009        06/06/2005(c)            3,514,731
       690,000    New Rochelle IDA (College of New Rochelle)       6.000
07/01/2002        07/16/2001(c)              700,867
       260,000    New Rochelle IDA (College of New Rochelle)       6.300
07/01/2003           -----                   274,240
       275,000    New Rochelle IDA (College of New Rochelle)       6.400
07/01/2004           -----                   290,702
       235,000    Newark SCHC (Newark Rose Garden Apartments)      9.000
03/01/2011(s)     03/01/2000(b)              243,458
     2,100,000    Newark-Wayne Community Hospital                  7.600
09/01/2015(s)     06/11/2003(g)            2,180,514
     1,400,000    Niagara County IDA (Sevenson Hotel)              5.750
05/01/2003        10/30/2001(c)            1,385,370
       115,000    Niagara Frontier Transit Authority               7.000
02/15/2000           -----                   115,400
     3,900,000    NYC Cultural Resources (SRGF)                    7.250
12/01/2015(s)     12/01/2002(b)            4,060,212
        25,000    NYC GO                                           0.000
08/15/2000           -----                    24,348
     1,500,000    NYC GO                                           0.000
02/01/2001           -----                 1,427,670
        50,000    NYC GO                                           0.000
08/15/2001           -----                    46,371
     1,460,000    NYC GO                                           0.000
02/01/2002           -----                 1,320,205
     1,000,000    NYC GO                                           0.000
02/01/2003           -----                   858,760
        20,000    NYC GO                                           5.500
10/01/2014           -----                    19,303
        10,000    NYC GO                                           5.500
10/01/2016           -----                     9,460
        15,000    NYC GO                                           5.600
12/01/2010        06/01/2000(b)               15,015
        10,000    NYC GO                                           5.625
10/01/2012           -----                     9,999
        20,000    NYC GO                                           5.625
10/01/2013           -----                    19,791
        15,000    NYC GO                                           5.625
08/01/2014           -----                    14,693
        45,000    NYC GO                                           5.750
08/01/2011        08/01/2002(b)               46,106
       140,000    NYC GO                                           5.750
08/15/2011        08/15/2005(b)              141,495
        45,000    NYC GO                                           5.750
05/15/2012        05/15/2005(a)               47,018
        45,000    NYC GO                                           5.750
05/15/2012        05/15/2005(b)               45,254
        20,000    NYC GO                                           5.750
08/15/2012        08/15/2005(b)               20,118
        20,000    NYC GO                                           5.750
08/15/2012        08/15/2003(a)               20,900
        25,000    NYC GO                                           5.750
05/15/2013        05/15/2005(b)               25,027
        40,000    NYC GO                                           5.750
05/15/2013        05/15/2005(b)               41,794
       465,000    NYC GO                                           5.750
08/01/2013        08/01/2009(b)              465,823
        80,000    NYC GO                                           5.750
08/15/2013        08/15/2005(b)               80,089
       280,000    NYC GO                                           5.750
08/15/2013        08/15/2005(b)              280,311
        55,000    NYC GO                                           5.750
10/15/2013        10/15/2009(b)               55,096
       130,000    NYC GO                                           5.750
02/01/2014        02/14/2013(c)              128,942
       100,000    NYC GO                                           5.750
02/01/2014(s)     02/01/2008(b)              100,475
         5,000    NYC GO                                           5.750
05/15/2014        05/15/2003(a)                5,216
        10,000    NYC GO                                           5.750
05/15/2014           -----                     9,917
     1,665,000    NYC GO                                           5.750
08/15/2014           -----                 1,651,081
        65,000    NYC GO                                           5.750
08/18/2014           -----                    64,457
       215,000    NYC GO                                           5.750
02/01/2015        02/14/2014(c)              211,059
       200,000    NYC GO                                           5.750
08/01/2015           -----                   196,260
        25,000    NYC GO                                           5.750
08/01/2015           -----                    24,935
        75,000    NYC GO                                           5.750
08/15/2015           -----                    73,594
        80,000    NYC GO                                           5.750
08/01/2016           -----                    78,035
       615,000    NYC GO                                           5.750
08/15/2016           -----                   599,865
        25,000    NYC GO                                           5.750
02/01/2017        10/14/2015(c)               24,245
        70,000    NYC GO                                           5.750
02/01/2019        08/27/2017(c)               67,066
        60,000    NYC GO                                           5.800
08/01/2013        08/01/2005(b)               60,209
       645,000    NYC GO                                           5.875
03/15/2013        03/15/2006(b)              651,198

                    11 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       25,000    NYC GO                                           5.875 %
03/15/2014        03/15/2008(b)    $          25,078
        50,000    NYC GO                                           5.875
08/01/2024        12/06/2019(c)               47,990
        50,000    NYC GO                                           6.000
08/01/2006        02/01/2000(a)               50,079
        15,000    NYC GO                                           6.000
08/01/2006        02/01/2000(b)               15,020
        25,000    NYC GO                                           6.000
08/01/2008        08/01/2003(b)               25,814
         5,000    NYC GO                                           6.000
08/01/2008        02/01/2000(b)                5,007
     1,750,000    NYC GO                                           6.000
04/15/2009        04/15/2007(b)            1,826,650
        15,000    NYC GO                                           6.000
05/15/2010        05/15/2003(b)               15,527
        30,000    NYC GO                                           6.000
08/01/2010        08/01/2003(b)               31,090
        55,000    NYC GO                                           6.000
02/01/2011        02/01/2006(b)               56,646
        50,000    NYC GO                                           6.000
02/15/2011        02/15/2005(a)               52,887
        25,000    NYC GO                                           6.000
02/15/2011        02/15/2007(b)               25,675
       130,000    NYC GO                                           6.000
08/01/2011        02/01/2000(a)              130,172
        25,000    NYC GO                                           6.000
08/01/2011        08/01/2003(b)               25,908
         5,000    NYC GO                                           6.000
08/01/2011        02/01/2000(b)                5,007
        60,000    NYC GO                                           6.000
02/15/2012        02/15/2005(a)               63,464
        45,000    NYC GO                                           6.000
02/15/2012        02/15/2005(b)               45,949
        30,000    NYC GO                                           6.000
08/01/2012        02/01/2000(a)               30,031
       100,000    NYC GO                                           6.000
08/01/2012        08/01/2003(b)              101,722
        15,000    NYC GO                                           6.000
02/15/2014        02/15/2005(a)               15,831
        20,000    NYC GO                                           6.000
02/15/2014        02/15/2005(b)               20,340
        15,000    NYC GO                                           6.000
02/15/2015        02/15/2005(a)               15,831
        25,000    NYC GO                                           6.000
02/15/2015        02/15/2005(b)               25,425
        25,000    NYC GO                                           6.000
05/15/2015        05/15/2005(b)               26,266
        10,000    NYC GO                                           6.000
05/15/2015        05/15/2005(b)               10,120
       450,000    NYC GO                                           6.000
08/01/2015        02/01/2000(b)              454,072
        10,000    NYC GO                                           6.000
08/01/2016 (s)    08/01/2006(b)               10,016
        50,000    NYC GO                                           6.000
08/01/2016 (s)    08/01/2006(b)               50,548
     1,130,000    NYC GO                                           6.000
08/01/2017        02/11/2017(c)            1,126,892
     1,530,000    NYC GO                                           6.000
08/01/2017        02/27/2016(c)            1,525,792
        55,000    NYC GO                                           6.000
05/15/2019        05/15/2003(a)               57,873
        10,000    NYC GO                                           6.000
05/15/2019           -----                     9,870
        15,000    NYC GO                                           6.000
08/15/2026        08/17/2022(c)               14,601
       100,000    NYC GO                                           6.125
08/01/2010        08/01/2004(b)              104,431
        65,000    NYC GO                                           6.125
08/01/2011        08/01/2004(b)               67,880
     2,500,000    NYC GO                                           6.250
08/01/2008        08/01/2006(b)            2,653,125
        30,000    NYC GO                                           6.250
10/01/2008        10/01/2002(b)               31,663
        15,000    NYC GO                                           6.250
10/01/2008        10/01/2002(b)               15,732
    10,550,000    NYC GO                                           6.250
08/01/2009        08/01/2006(b)           11,157,574
       205,000    NYC GO                                           6.250
08/01/2010        08/01/2006(b)              216,222
        75,000    NYC GO                                           6.250
08/01/2010        08/01/2004(b)               79,375
     2,000,000    NYC GO                                           6.250
08/01/2012        08/01/2006(b)            2,082,680
     4,270,000    NYC GO                                           6.250
08/01/2013        08/01/2006(b)            4,417,187
        25,000    NYC GO                                           6.250
04/01/2016        04/01/2006(a)               26,909
        25,000    NYC GO                                           6.250
04/01/2016        04/01/2006(b)               25,440
        70,000    NYC GO                                           6.250
08/01/2016        08/01/2002(b)               70,757
        40,000    NYC GO                                           6.250
08/01/2017 (s)    08/01/2006(b)               40,594
       110,000    NYC GO                                           6.250
08/01/2019           -----                   108,831
        75,000    NYC GO                                           6.250
08/01/2021        08/01/2002(b)               75,246
       175,000    NYC GO                                           6.300
08/15/2008        08/15/2005(a)              188,279
       875,000    NYC GO                                           6.300
08/15/2008        08/15/2005(b)              922,171
       590,000    NYC GO                                           6.375
02/15/2006        02/15/2005(a)              633,979
       410,000    NYC GO                                           6.375
02/15/2006           -----                   434,637

                    12 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$      195,000    NYC GO                                           6.375 %
08/01/2006        08/01/2004(a)    $         205,957
       425,000    NYC GO                                           6.375
08/01/2006        08/01/2002(b)              445,200
       670,000    NYC GO                                           6.375
08/01/2007        08/01/2002(a)              707,647
     1,485,000    NYC GO                                           6.375
08/01/2007        08/01/2002(b)            1,543,286
     2,835,000    NYC GO                                           6.375
08/15/2009        08/15/2005(a)            3,060,468
    10,665,000    NYC GO                                           6.375
08/15/2009        08/15/2005(b)           11,348,307
       395,000    NYC GO                                           6.375
08/01/2010        08/01/2005(a)              426,256
     1,495,000    NYC GO                                           6.375
08/01/2010        08/01/2005(b)            1,591,442
       215,000    NYC GO                                           6.375
08/15/2010        08/15/2005(a)              232,099
       815,000    NYC GO                                           6.375
08/15/2010        08/15/2005(b)              867,217
        30,000    NYC GO                                           6.375
08/15/2011        08/15/2005(a)               32,386
       105,000    NYC GO                                           6.375
08/15/2011        08/15/2005(b)              111,727
     2,100,000    NYC GO                                           6.375
08/01/2012        08/15/2005(a)            2,267,013
     7,900,000    NYC GO                                           6.375
08/01/2012        08/15/2005(b)            8,266,560
        15,000    NYC GO                                           6.500
08/01/2005        08/01/2002(a)               15,873
        95,000    NYC GO                                           6.500
08/01/2005        08/01/2002(b)               99,799
        20,000    NYC GO                                           6.500
08/01/2006        08/01/2002(b)               21,010
       600,000    NYC GO                                           6.500
02/15/2008        02/15/2005(a)              648,090
        20,000    NYC GO                                           6.500
08/01/2008        08/01/2002(a)               21,164
       105,000    NYC GO                                           6.500
08/01/2008        08/01/2002(b)              110,305
     8,725,000    NYC GO                                           6.500
08/01/2011        08/01/2002(b)            9,165,787
        35,000    NYC GO                                           6.500
08/01/2012        08/01/2002(a)               37,072
        70,000    NYC GO                                           6.500
08/01/2012        08/01/2002(b)               73,305
        25,000    NYC GO                                           6.500
08/01/2013        08/01/2002(a)               26,480
        55,000    NYC GO                                           6.500
08/01/2013        08/01/2002(b)               57,747
        20,000    NYC GO                                           6.500
08/01/2014        08/01/2002(b)               20,999
        22,000    NYC GO                                           6.500
08/01/2014        08/01/2005(a)               23,874
        78,000    NYC GO                                           6.500
08/01/2014        08/15/2005(b)               83,032
        10,000    NYC GO                                           6.500
08/01/2016        08/01/2005(a)               10,852
        40,000    NYC GO                                           6.500
08/01/2016        08/01/2005(b)               41,018
        10,000    NYC GO                                           6.500
08/01/2019        08/01/2005(a)               10,852
        70,000    NYC GO                                           6.500
08/01/2019(s)     08/01/2005(b)               71,696
     1,445,000    NYC GO                                           6.600
02/15/2010        02/15/2005(a)            1,567,290
     9,325,000    NYC GO                                           6.600
10/01/2016        10/01/2002(a)            9,907,999
     4,675,000    NYC GO                                           6.600
10/01/2016        10/01/2002(b)            4,824,273
    10,000,000    NYC GO                                           6.625
02/15/2014        02/15/2005(a)           10,857,500
     1,520,000    NYC GO                                           6.750
10/01/2005        10/01/2002(a)            1,623,694
        30,000    NYC GO                                           6.750
10/01/2005        10/01/2002(b)               31,767
        35,000    NYC GO                                           6.750
10/01/2006        10/01/2002(a)               37,350
         5,000    NYC GO                                           6.750
10/01/2006        10/01/2002(b)                5,257
        55,000    NYC GO                                           6.750
10/01/2017        10/01/2002(a)               58,693
       210,000    NYC GO                                           7.000
02/01/2000           -----                   210,506
        50,000    NYC GO                                           7.000
02/01/2000           -----                    50,112
        65,000    NYC GO                                           7.000
02/01/2001        02/01/2000(a)               66,894
       425,000    NYC GO                                           7.000
02/01/2001        02/01/2000(b)              425,850
        20,000    NYC GO                                           7.000
02/01/2001        02/01/2000(b)               20,044
         5,000    NYC GO                                           7.000
02/01/2002        02/01/2000(a)                5,019
        20,000    NYC GO                                           7.000
08/15/2002        02/15/2000(a)               20,165
        35,000    NYC GO                                           7.000
02/01/2003        02/01/2000(a)               35,084
     2,990,000    NYC GO                                           7.000
02/01/2006        02/01/2002(a)            3,170,297
       260,000    NYC GO                                           7.000
02/01/2006        02/01/2002(b)              274,110
       160,000    NYC GO                                           7.000
12/01/2006        06/01/2000(b)              161,947
       365,000    NYC GO                                           7.000
08/01/2007           -----                   402,814

                    13 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$        5,000    NYC GO                                           7.000 %
02/01/2009        02/01/2000(b)    $           5,011
       730,000    NYC GO                                           7.000
10/01/2009        10/01/2002(a)              783,290
        50,000    NYC GO                                           7.000
10/01/2010        10/01/2002(a)               53,703
         5,000    NYC GO                                           7.000
10/01/2010        10/01/2002(b)                5,326
         5,000    NYC GO                                           7.000
12/01/2010        06/01/2000(b)                5,055
         5,000    NYC GO                                           7.000
02/01/2011        02/01/2000(a)                5,011
        30,000    NYC GO                                           7.000
02/01/2012        02/01/2000(b)               30,061
     8,960,000    NYC GO                                           7.000
10/01/2013        10/01/2002(a)            9,614,080
       185,000    NYC GO                                           7.000
10/01/2013        10/01/2002(b)              196,923
        25,000    NYC GO                                           7.000
10/01/2015        04/01/2000(a)               25,169
     1,520,000    NYC GO                                           7.000
02/01/2016        02/01/2002(b)            1,599,146
        15,000    NYC GO                                           7.000
08/01/2016        08/01/2002(a)               16,061
     1,360,000    NYC GO                                           7.000
08/15/2016        08/15/2004(a)            1,495,021
        70,000    NYC GO                                           7.000
10/01/2016        04/01/2000(a)               70,430
        15,000    NYC GO                                           7.000
02/01/2017        02/01/2002(b)               15,781
         5,000    NYC GO                                           7.000
02/01/2018        02/01/2002(b)                5,301
        55,000    NYC GO                                           7.000
02/01/2018        02/01/2002(b)               57,864
        35,000    NYC GO                                           7.000
10/01/2018        04/01/2000(a)               35,225
        15,000    NYC GO                                           7.000
10/01/2019        04/01/2000(a)               15,087
         5,000    NYC GO                                           7.100
02/01/2004        02/01/2000(b)                5,008
       100,000    NYC GO                                           7.100
08/15/2007        08/15/2004(a)              110,163
       175,000    NYC GO                                           7.100
02/01/2009        02/01/2002(b)              184,840
        20,000    NYC GO                                           7.100
02/01/2010        02/01/2002(b)               21,125
        25,000    NYC GO                                           7.200
08/01/2001        02/01/2000(a)               25,063
         5,000    NYC GO                                           7.200
08/01/2002        08/01/2000(a)                5,165
        30,000    NYC GO                                           7.200
08/01/2002        08/01/2000(b)               30,868
         5,000    NYC GO                                           7.200
02/01/2005        02/01/2000(a)                5,012
     1,450,000    NYC GO                                           7.200
08/15/2008        08/15/2004(a)            1,603,308
        20,000    NYC GO                                           7.200
02/01/2015        02/01/2002(a)               21,285
        50,000    NYC GO                                           7.250
12/01/2001        06/01/2000(b)               50,618
        40,000    NYC GO                                           7.250
10/01/2005        04/01/2000(a)               40,909
       100,000    NYC GO                                           7.250
02/01/2007        02/01/2000(a)              100,260
         5,000    NYC GO                                           7.250
02/01/2007        02/01/2000(b)                5,012
        15,000    NYC GO                                           7.250
08/15/2017        02/15/2000(a)               15,277
       500,000    NYC GO                                           7.400
02/01/2000           -----                   501,285
        10,000    NYC GO                                           7.400
08/15/2000        02/15/2000(a)               10,086
       285,000    NYC GO                                           7.400
02/01/2002           -----                   300,538
         5,000    NYC GO                                           7.500
08/01/2001        02/01/2000(b)                5,087
         5,000    NYC GO                                           7.500
08/15/2001        02/15/2000(b)                5,019
     2,025,000    NYC GO                                           7.500
02/01/2003        02/01/2002(b)            2,152,838
       105,000    NYC GO                                           7.500
08/15/2003        02/15/2000(b)              106,959
        20,000    NYC GO                                           7.500
12/01/2003        06/01/2000(a)               20,284
    10,125,000    NYC GO                                           7.500
02/01/2004        02/01/2002(b)           10,773,506
        25,000    NYC GO                                           7.500
12/01/2004        06/01/2000(a)               25,355
        15,000    NYC GO                                           7.500
02/01/2005        02/01/2002(a)               16,052
        85,000    NYC GO                                           7.500
02/01/2005        02/01/2002(b)               90,444
         5,000    NYC GO                                           7.500
08/15/2005        02/15/2000(b)                5,019
     6,450,000    NYC GO                                           7.500
02/01/2006        02/01/2002(b)            6,863,122
       220,000    NYC GO                                           7.500
02/01/2007        02/01/2002(b)              234,091
       750,000    NYC GO                                           7.500
02/01/2009        02/01/2002(b)              802,590
     1,675,000    NYC GO                                           7.500
02/01/2009        02/01/2002(b)            1,782,284
       135,000    NYC GO                                           7.500
03/15/2009        03/15/2000(b)              137,862
        50,000    NYC GO                                           7.625
02/01/2013        02/01/2002(a)               53,670

                    14 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       40,000    NYC GO                                           7.650 %
02/01/2007        02/01/2002(b)    $          42,680
       295,000    NYC GO                                           7.700
02/01/2009        02/01/2002(a)              317,090
         5,000    NYC GO                                           7.700
02/01/2009        02/01/2002(b)                5,340
       315,000    NYC GO                                           7.750
08/15/2001        02/15/2000(b)              320,972
         5,000    NYC GO                                           7.750
08/15/2005        08/15/2001(b)                5,322
        75,000    NYC GO                                           7.750
08/15/2006        08/15/2001(b)               79,449
        15,000    NYC GO                                           7.750
08/15/2007        08/15/2001(b)               15,890
        60,000    NYC GO                                           7.750
02/01/2010        02/01/2002(b)               64,465
        45,000    NYC GO                                           7.750
08/15/2011        08/15/2001(a)               47,899
        20,000    NYC GO                                           7.750
08/15/2012        08/15/2001(b)               21,288
        20,000    NYC GO                                           7.750
08/15/2014        08/15/2001(b)               21,186
         5,000    NYC GO                                           7.875
08/01/2000        02/01/2000(b)                5,052
        40,000    NYC GO                                           7.875
08/01/2004        08/01/2000(b)               41,394
        15,000    NYC GO                                           8.000
08/01/2001        02/01/2000(b)               15,151
         5,000    NYC GO                                           8.000
08/01/2003        02/01/2000(b)                5,052
        65,000    NYC GO                                           8.000
08/01/2003        08/01/2001(b)               69,349
        60,000    NYC GO                                           8.000
08/01/2003        08/01/2001(b)               63,725
         5,000    NYC GO                                           8.250
08/01/2011        08/01/2001(b)                5,353
     1,355,000    NYC GO CAB                                       0.000 (v)
05/15/2014        05/15/2008(b)            1,128,837
     5,000,000    NYC GO CARS                                      7.070 (r)
09/01/2011        08/01/2002(b)            5,325,000
        10,000    NYC GO DIAMONDS                                  0.000 (v)
08/01/2007        08/01/2002(b)                8,832
    11,870,000    NYC GO Indexed Inverse Floater                   0.420 (r)
08/15/2010           -----                11,843,292
    14,600,000    NYC GO Indexed Inverse Floater                   2.750 (r)
08/15/2017           -----                13,481,202
     2,000,000    NYC GO LIMO                                      0.000 (v)
02/01/2004        02/01/2000(b)            2,108,960
     1,950,000    NYC GO LIMO                                      0.000 (v)
02/01/2007        02/01/2002(e)            1,787,311
       170,000    NYC GO Municipal RAES                            0.000
04/01/2000           -----                   168,169
       630,000    NYC GO Municipal RAES                            0.000
04/01/2001           -----                   594,896
       115,000    NYC GO PRAMS                                     0.000 (v)
10/01/2006        10/01/2002(b)              101,193
        50,000    NYC GO PRAMS                                     0.000 (v)
02/01/2012        02/01/2002(b)               46,025
       450,000    NYC HDC (Barclay Avenue)                         5.750
04/01/2007        01/10/2004(c)              447,588
     9,490,000    NYC HDC (Multifamily Hsg.), Series A             5.500
11/01/2009(s)     05/01/2008(b)            9,564,876
     4,835,000    NYC HDC (Multifamily Hsg.), Series A             5.625
05/01/2012        05/31/2011(c)            4,779,591
     1,715,000    NYC HDC (Multifamily Hsg.), Series A             6.550
10/01/2015(s)     04/01/2003(b)            1,783,291
       110,000    NYC HDC (Multifamily Hsg.), Series A             7.300
06/01/2010(s)     06/01/2001(b)              115,417
       210,000    NYC HDC (Multifamily Hsg.), Series A             7.350
06/01/2019(s)     06/01/2001(b)              220,483
     8,145,000    NYC HDC (Multifamily Hsg.), Series B             5.700
11/01/2013(s)     05/01/2005(b)            8,226,206
     1,970,000    NYC HDC (Pass Through Certificate) (i)           6.500
09/20/2003        06/05/2002(c)            2,072,223
       695,000    NYC HDC (South Bronx Cooperatives)               8.100
09/01/2023(s)     08/27/2000(g)              717,581
     1,645,000    NYC HDC (South Williamsburg Cooperatives)        7.900
02/01/2023(s)     01/29/2000(g)            1,680,022
     2,600,000    NYC Health & Hospital Corp.                      5.625
02/15/2013        08/21/2012(c)            2,592,642
     1,000,000    NYC Hsg. Authority, Series A                     5.650
07/01/2010        10/06/2009(c)              992,980
     1,985,000    NYC IDA (Acme Architectural Products)            5.875
11/01/2009        10/23/2005(c)            1,852,700
       850,000    NYC IDA (ALA Realty)                             7.000
12/01/2005        08/07/2003(c)              866,804
     1,840,000    NYC IDA (American Airlines)                      6.900
08/01/2024        08/01/2004(b)            1,877,297
       685,000    NYC IDA (Atlantic Veal & Lamb)                   7.250
12/01/2008        05/28/2005(c)              696,720
     1,640,000    NYC IDA (Blood Center)                           6.800
05/01/2002        05/16/2001(c)            1,714,915
       335,000    NYC IDA (Brooklyn Heights Montessori School)     7.500
01/01/2007        11/17/2003(c)              339,811
       745,000    NYC IDA (Chardan Corp.)                          6.250
11/01/2008        07/16/2005(c)              738,928
       615,000    NYC IDA (College of Aeronautics)                 5.500
05/01/2012           -----                   587,128
       450,000    NYC IDA (College of Aeronautics)                 5.500
05/01/2013           -----                   424,584
       360,000    NYC IDA (College of New Rochelle)                6.200
09/01/2010(s)     09/01/2005(b)              373,464
       725,000    NYC IDA (Comprehensive Care Management)          5.750
11/01/2008        03/17/2005(c)              671,314
       285,000    NYC IDA (Comprehensive Care Management)          5.750
11/01/2008        03/15/2005(c)              264,001

                    15 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$      635,000    NYC IDA (Comprehensive Care Management)          7.250 %
12/01/2006        03/28/2004(c)    $         629,177
       886,940    NYC IDA (Cummins Engine)                         6.500
03/01/2005        04/09/2003(c)              880,865
       575,000    NYC IDA (Elmhurst Parking Garage)                7.400
07/30/2002        08/14/2001(c)              596,447
       920,000    NYC IDA (Essie Cosmetics)                        5.500
11/01/2008        03/19/2005(c)              863,963
        45,000    NYC IDA (Federation Protestant Welfare)          6.950
11/01/2011        11/01/2001(b)               47,199
     1,660,000    NYC IDA (Friends Seminary School)                6.125
12/01/2007        04/14/2004(c)            1,660,299
     1,320,000    NYC IDA (Gabrielli Truck Sales)                  7.250
12/01/2007        10/18/2004(c)            1,329,068
       715,000    NYC IDA (Good Shepherd Services)                 5.125
06/01/2004        07/09/2002(c)              700,199
    22,780,000    NYC IDA (Japan Airlines)                         6.000
11/01/2015(s)     02/07/2007(g)           23,542,447
     1,170,000    NYC IDA (JBFS)                                   6.500
12/15/2002        12/30/2001(c)            1,171,100
       435,000    NYC IDA (Julia Gray) (w)                         6.500
11/01/2007        12/20/2004(c)              432,586
       425,000    NYC IDA (Koenig Manufacturing)                   7.375
12/01/2010        09/23/2006(c)              433,079
     1,220,000    NYC IDA (Little Red Schoolhouse)                 5.750
11/01/2007        08/19/2004(c)            1,151,046
       855,000    NYC IDA (MediSys Health Network)                 5.750
03/15/2006        06/12/2004(c)              828,632
       825,000    NYC IDA (Morrisons Pastry)                       5.750
11/01/2009        08/10/2004(c)              780,145
       360,000    NYC IDA (Ohel Children's Home & Family Services) 7.125
03/15/2003        10/18/2001(c)              384,494
     2,785,000    NYC IDA (Plaza Packaging)                        7.650
12/01/2009(s)     06/01/2000(b)            2,843,206
       695,000    NYC IDA (Precision Gear)                         5.875
11/01/2009        10/26/2005(c)              655,607
       590,000    NYC IDA (Precision Gear)                         5.875
11/01/2009        10/10/2005(c)              556,559
       195,000    NYC IDA (Precision Gear)                         6.500
11/01/2008        10/10/2005(c)              194,163
       575,000    NYC IDA (Promotional Slideguide)                 7.000
12/01/2005        08/18/2003(c)              582,141
     2,845,000    NYC IDA (Special Needs Facilities Pooled Program)5.950
07/01/2008        01/31/2004(c)            2,703,120
       190,000    NYC IDA (Streamline Plastics)                    7.125
12/01/2005        08/27/2003(c)              192,656
    13,215,000    NYC IDA (Terminal One Group Association)         6.000
01/01/2015        09/01/2012(c)           13,182,623
       215,000    NYC IDA (Terminal One Group Association)         6.000
01/01/2019        07/28/2017(c)              209,887
       300,000    NYC IDA (Terminal One Group Association)         6.100
01/01/2009(s)     01/01/2006(b)              308,016
     1,235,000    NYC IDA (Ulano)                                  6.250
11/01/2006        01/30/2004(c)            1,200,729
       160,000    NYC IDA (United Nations School)                  6.050
12/01/2005           -----                   163,760
       170,000    NYC IDA (United Nations School)                  6.100
12/01/2006           -----                   174,116
       180,000    NYC IDA (United Nations School)                  6.150
12/01/2007           -----                   184,828
     1,700,000    NYC IDA (Visy Paper)                             7.550
01/01/2005        09/11/2002(c)            1,736,873
     4,000,000    NYC IDA (Visy Paper)                             7.800
01/01/2016(s)     01/01/2006(b)            4,224,040
       585,000    NYC IDA (World Casing Corp.)                     5.950
11/01/2007        09/02/2004(c)              578,869
        20,000    NYC Municipal Water Finance Authority            5.500
06/15/2019        10/29/2015(c)               18,590
       855,000    NYC Municipal Water Finance Authority            5.750
06/15/2013(s)     06/15/2000(b)              843,876
        50,000    NYC Municipal Water Finance Authority            5.750
06/15/2013(s)     06/15/2000(b)               51,681
        40,000    NYC Municipal Water Finance Authority            5.750
06/15/2018        12/02/2015(c)               39,219
       140,000    NYC Municipal Water Finance Authority            5.750
06/15/2018        01/08/2017(c)              137,267
     5,000,000    NYC Municipal Water Finance Authority            6.000
06/15/2017(s)     06/15/2004(b)            5,027,900
     1,135,000    NYC Municipal Water Finance Authority            6.250
06/15/2021(s)     06/15/2001(b)            1,150,538
        30,000    NYC Municipal Water Finance Authority            7.000
06/15/2015(s)     06/15/2001(b)               31,343
        50,000    NYC Municipal Water Finance Authority            7.100
06/15/2012(s)     06/15/2001(b)               52,094
        40,000    NYC Municipal Water Finance Authority            7.100
06/15/2012(s)     06/15/2001(b)               41,704
        25,000    NYC Public Hsg. Authority                        6.000
01/01/2004        07/01/2000(b)               25,485
     1,925,000    NYS COP                                          7.625
03/01/2009(s)     06/17/2001(g)            2,033,108
     2,000,000    NYS DA (4201 Schools Program)                    5.250
07/01/2015           -----                 1,824,580
        30,000    NYS DA (Bishop Henry B. Hucles Nursing Home)     5.625
07/01/2018        11/11/2014(c)               28,737
       215,000    NYS DA (Brooklyn Law School)                     6.375
07/01/2007(s)     07/01/2001(b)              224,488
        80,000    NYS DA (Brooklyn Law School)                     6.400
07/01/2011(s)     07/01/2001(b)               83,381
        35,000    NYS DA (City University)                         0.000
07/01/2005        11/25/2003(c)               25,688
     1,500,000    NYS DA (City University)                         5.500
07/01/2005           -----                 1,518,075
     2,020,000    NYS DA (City University)                         5.500
07/01/2006           -----                 2,038,099
        75,000    NYS DA (City University)                         5.500
07/01/2012        08/09/2010(c)               73,312

                    16 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$    1,050,000    NYS DA (City University)                         5.600 %
07/01/2010        05/22/2009(c)    $       1,052,457
     1,900,000    NYS DA (City University)                         6.000
07/01/2010        07/01/2006(b)            1,952,136
        70,000    NYS DA (City University)                         6.000
07/01/2016        01/05/2016(c)               69,099
       670,000    NYS DA (City University)                         7.000
07/01/2014(s)     07/01/2000(b)              691,339
        25,000    NYS DA (College of St. Rose)                     6.000
07/01/2011(s)     07/01/2002(b)               25,748
     3,500,000    NYS DA (Cornell University)                      7.375
07/01/2020(s)     07/01/2000(b)            3,618,580
       585,000    NYS DA (Cornell University)                      7.375
07/01/2030(s)     07/01/2000(b)              604,820
        70,000    NYS DA (Court Facility)                          5.375
05/15/2016        05/28/2015(c)               64,412
         5,000    NYS DA (Dept. of Health)                         5.500
07/01/2014           -----                     4,772
        50,000    NYS DA (Dept. of Health)                         5.900
07/01/2009        07/01/2004(b)               51,026
        85,000    NYS DA (Episcopal Health Services)               7.550
08/01/2029        02/01/2000(b)               86,879
        70,000    NYS DA (Higher Education)                        8.500
06/01/2003(s)     06/01/2000(b)               70,247
        40,000    NYS DA (Jewish Geriatric)                        7.150
08/01/2014        08/01/2004(b)               43,680
        50,000    NYS DA (Jewish Geriatric)                        7.350
08/01/2029        08/01/2004(b)               54,362
        20,000    NYS DA (JGB Health Facilities)                   7.000
07/01/2009(s)     07/01/2000(b)               20,042
     3,960,000    NYS DA (KMH Homes)                               6.950
08/01/2031        08/01/2001(b)            4,124,855
        25,000    NYS DA (Manhattan College)                       6.500
07/01/2019(s)     07/01/2002(b)               25,354
       750,000    NYS DA (MEET)                                    5.375
07/01/2012        07/01/2007(a)              767,602
     4,750,000    NYS DA (Mount Sinai School of Medicine)          6.750
07/01/2009(s)     07/01/2001(b)            4,985,125
       190,000    NYS DA (Mount Sinai School of Medicine)          6.750
07/01/2015(s)     07/01/2001(b)              198,603
        70,000    NYS DA (New Hope Community)                      5.700
07/01/2017        08/24/2012(c)               67,633
        50,000    NYS DA (Nursing Homes)                           5.500
07/01/2010        07/09/2009(c)               49,568
       225,000    NYS DA (NY Medical College)                      6.875
07/01/2003        07/01/2002(a)              240,561
     1,325,000    NYS DA (Nyack Hospital)                          6.250
07/01/2013        05/10/2009(c)            1,273,020
        10,000    NYS DA (NYS Association for Retarded Children)   7.100
07/01/2003        07/01/2000(b)               10,173
        25,000    NYS DA (NYS Association for Retarded Children)   7.600
07/01/2018(s)     07/01/2000(b)               25,439
        90,000    NYS DA (Park Ridge Hsg.)                         7.850
02/01/2029        02/01/2000(b)               92,011
     1,055,000    NYS DA (Pooled Capital Program)                  7.800
12/01/2005(s)     06/01/2000(b)            1,084,835
        45,000    NYS DA (St. Francis G&H)                         7.375
08/01/2010        08/01/2000(b)               46,745
        20,000    NYS DA (St. Vincent's Hospital)                  5.750
08/01/2015        03/23/2011(c)               19,806
        25,000    NYS DA (St. Vincent's Hospital)                  7.375
08/01/2011        08/01/2001(b)               26,452
     1,150,000    NYS DA (State University Educational Facilities) 5.750
05/15/2010        05/15/2008(b)            1,174,495
       660,000    NYS DA (State University Educational Facilities) 6.000
05/15/2017           -----                   658,185
       165,000    NYS DA (State University Educational Facilities) 6.000
05/15/2017        11/18/2016(c)              164,546
     8,730,000    NYS DA (State University Educational Facilities) 6.375
05/15/2014        05/15/2003(a)            9,335,513
       100,000    NYS DA (State University Educational Facilities) 7.000
05/15/2004        05/15/2000(a)              103,041
    13,200,000    NYS DA (State University Educational Facilities) 7.000
05/15/2016        05/15/2000(a)           13,601,412
       215,000    NYS DA (State University Educational Facilities) 7.000
05/15/2016        05/15/2000(a)              221,205
    14,775,000    NYS DA (State University Educational Facilities) 7.375
05/15/2014(s)     05/15/2000(b)           15,243,958
       330,000    NYS DA (Suffolk County Judicial Facilities)      9.000
10/15/2001(s)     04/01/2000(b)              354,948
        10,000    NYS DA (Suffolk County Judicial Facilities)      9.000
10/15/2001(s)     04/01/2000(b)               10,749
       155,000    NYS DA (Suffolk County Judicial Facilities)      9.250
04/15/2006(s)     04/01/2000(b)              170,035
        30,000    NYS DA (Suffolk County Judicial Facilities)      9.500
04/15/2014(s)     04/15/2000(b)               34,553
     1,000,000    NYS DA (Teresian House)                          5.250
07/01/2017        11/02/2013(c)              870,950
     3,290,000    NYS DA (United Health Services)                  5.500
08/01/2017        05/17/2009(c)            3,114,314
       145,000    NYS DA (University of Rochester)                 6.500
07/01/2009(s)     07/01/2000(b)              146,708
        20,000    NYS DA (University of Rochester)                 6.500
07/01/2009(s)     07/01/2000(b)               20,236
        60,000    NYS DA (Upstate Community Colleges)              5.500
07/01/2014        10/05/2012(c)               57,094
        55,000    NYS DA (Upstate Community Colleges)              5.625
07/01/2012(s)     07/01/2004(b)               55,412
       280,000    NYS DA (Upstate Community Colleges)              5.625
07/01/2014        01/24/2013(c)              271,110
        35,000    NYS DA (Upstate Community Colleges)              5.875
07/01/2016        07/15/2015(c)               34,206
     1,250,000    NYS DA (Upstate Community Colleges)              6.200
07/01/2015        07/01/2005(a)            1,349,512
        20,000    NYS DA (WHELC)                                   5.800
02/01/2028           -----                    18,827

                    17 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$      200,000    NYS EFC (Consolidated Water)                     7.150 %
11/01/2014(s)     11/01/2004(b)    $         206,612
        20,000    NYS EFC (New Rochelle Water)                     6.400
12/01/2024        06/01/2002(b)               20,155
     2,000,000    NYS EFC (NYS Water Services)                     6.700
09/15/2004        09/15/2000(b)            2,073,480
     1,705,000    NYS EFC (NYS Water Services)                     6.875
06/15/2014(s)     11/15/2004(b)            1,838,638
       960,000    NYS EFC (NYS Water Services)                     6.900
05/15/2015(s)     02/06/2004(g)            1,045,229
       750,000    NYS EFC (NYS Water Services)                     6.900
11/15/2015(s)     11/15/2004(b)              816,585
       100,000    NYS EFC (NYS Water Services)                     7.200
03/15/2011(s)     03/15/2000(b)              102,544
       350,000    NYS EFC (NYS Water Services)                     7.500
03/15/2011(s)     03/15/2000(b)              357,864
     2,500,000    NYS EFC (NYS Water Services)                     7.500
06/15/2012(s)     06/15/2000(b)            2,584,150
        25,000    NYS EFC (Spring Valley Water Co.)                5.650
11/01/2023           -----                    23,265
        50,000    NYS EFC (State Park Infrastructure)              5.750
03/15/2013        04/25/2011(c)               49,926
     7,060,000    NYS ERDA (Brooklyn Union Gas)                    6.750
02/01/2024        05/06/2002(b)            7,411,376
    11,505,000    NYS ERDA (Brooklyn Union Gas)                    6.750
02/01/2024        05/12/2002(b)           12,080,365
        15,000    NYS ERDA (Central Hudson G&E)                    6.250
06/01/2007(s)     06/01/2000(b)               15,016
        25,000    NYS ERDA (Con Ed)                                6.375
12/01/2027        12/01/2001(b)               25,088
       200,000    NYS ERDA (Con Ed)                                6.375
12/01/2027        12/01/2001(b)              201,050
    11,735,000    NYS ERDA (Con Ed)                                6.750
01/15/2027        01/15/2001(b)           12,029,079
    16,510,000    NYS ERDA (Con Ed)                                6.750
01/15/2027        01/15/2001(b)           16,923,741
     9,290,000    NYS ERDA (Con Ed)                                6.750
01/15/2027        01/15/2001(b)            9,532,283
    29,910,000    NYS ERDA (Con Ed)                                7.500
01/01/2026        07/01/2000(b)           30,277,295
     1,110,000    NYS ERDA (Con Ed)                                7.500
01/01/2026        07/01/2000(b)            1,123,675
       325,000    NYS ERDA (LILCO)                                 6.900
08/01/2022        01/21/2003(a)              349,524
        65,000    NYS ERDA (LILCO)                                 6.900
08/01/2022        02/01/2002(a)               69,905
     2,935,000    NYS ERDA (LILCO)                                 6.900
08/01/2022        02/01/2002(b)            3,021,817
     1,930,000    NYS ERDA (LILCO)                                 7.150
09/01/2019        06/15/2002(b)            2,023,431
    10,675,000    NYS ERDA (LILCO)                                 7.150
06/01/2020        06/15/2002(b)           11,191,777
       680,000    NYS ERDA (LILCO)                                 7.150
12/01/2020        06/15/2002(b)              712,919
        15,000    NYS ERDA (LILCO)                                 7.150
02/01/2022        06/15/2002(a)               16,059
       920,000    NYS ERDA (LILCO)                                 7.150
02/01/2022        06/15/2002(b)              964,537
    17,000,000    NYS ERDA (NIMO)                                  6.625
10/01/2013        10/01/2001(b)           17,834,360
       200,000    NYS ERDA (NYSEG)                                 5.700
12/01/2028           -----                   185,532
     3,575,000    NYS ERDA (RG&E)                                  6.500
05/15/2032        05/15/2002(b)            3,624,049
        15,000    NYS GO                                           6.000
11/15/2007        11/15/2002(b)               15,663
    10,975,000    NYS GO                                           6.125
06/15/2014(s)     06/15/2006(b)           11,232,583
        40,000    NYS GO                                           6.600
12/01/2014        06/01/2000(b)               40,730
        80,000    NYS HFA (Children's Rescue)                      7.400
11/01/2000           -----                    80,492
        65,000    NYS HFA (Children's Rescue)                      7.500
05/01/2001           -----                    65,574
       140,000    NYS HFA (Children's Rescue)                      7.500
11/01/2001           -----                   141,679
       114,000    NYS HFA (General Hsg.)                           6.500
11/01/2003           -----                   116,454
        10,000    NYS HFA (General Hsg.)                           6.600
11/01/2005        11/01/2000(b)               10,216
        30,000    NYS HFA (General Hsg.)                           6.600
11/01/2006        11/01/2000(b)               30,648
     1,435,000    NYS HFA (Health Facility)                        6.000
05/01/2007           -----                 1,479,270
     2,165,000    NYS HFA (Health Facility)                        6.000
05/01/2008        05/01/2006(b)            2,228,824
     1,590,000    NYS HFA (HELP-Bronx Hsg.)                        8.050
11/01/2005(s)     05/01/2000(b)            1,623,660
        20,000    NYS HFA (HELP-Westchester Hsg.)                  7.550
11/01/2002        05/01/2000(b)               20,094
         5,000    NYS HFA (Hospital & Nursing Home)                5.500
11/01/2005        05/01/2000(a)                5,118
         5,000    NYS HFA (Hospital & Nursing Home)                5.500
11/01/2012        05/01/2000(a)                5,002
        15,000    NYS HFA (Hospital & Nursing Home)                5.875
11/01/2010        11/01/2001(a)               15,590
        10,000    NYS HFA (Hospital & Nursing Home)                5.875
11/01/2011        11/01/2001(a)               10,357
         5,000    NYS HFA (Hospital & Nursing Home)                5.900
11/01/2003        05/01/2000(a)                5,169
        30,000    NYS HFA (Hospital & Nursing Home)                5.900
11/01/2005        05/01/2000(a)               31,209
         5,000    NYS HFA (Hospital & Nursing Home)                5.900
11/01/2010        05/01/2000(a)                5,206
        35,000    NYS HFA (Hospital & Nursing Home)                6.000
11/01/2014        05/01/2000(b)               35,845

                    18 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       10,000    NYS HFA (Hospital & Nursing Home)                6.375 %
11/01/2001           -----         $          10,326
        10,000    NYS HFA (Hospital & Nursing Home)                6.875
11/01/2004        05/01/2000(a)               10,793
         5,000    NYS HFA (Hospital & Nursing Home)                6.875
11/01/2005        05/01/2000(a)                5,457
       480,000    NYS HFA (Hospital & Nursing Home)                6.875
11/01/2007        05/01/2000(a)              516,821
         5,000    NYS HFA (Hospital & Nursing Home)                6.875
11/01/2009        05/01/2000(a)                5,597
         3,000    NYS HFA (Hospital & Nursing Home)                6.875
11/01/2010        05/01/2000(a)                3,370
       590,000    NYS HFA (Hospital & Nursing Home)                7.000
11/01/2017        05/01/2000(b)              655,490
        80,000    NYS HFA (Meadow Manor)                           7.750
11/01/2019(s)     05/01/2000(b)               80,178
       225,000    NYS HFA (Monroe County Health Facilities)        7.625
05/01/2005(s)     04/19/2000(g)              235,136
       475,000    NYS HFA (Multifamily Hsg.)                       0.000
11/01/2008        11/01/2006(b)              295,930
       420,000    NYS HFA (Multifamily Hsg.)                       0.000
11/01/2009        11/01/2006(b)              246,540
        10,000    NYS HFA (Multifamily Hsg.)                       0.000
11/01/2010        11/01/2006(b)                5,480
       200,000    NYS HFA (Multifamily Hsg.)                       0.000
11/01/2011        11/01/2006(b)              103,008
     1,730,000    NYS HFA (Multifamily Hsg.)                       0.000
11/01/2012        11/01/2006(b)              835,002
       130,000    NYS HFA (Multifamily Hsg.)                       0.000
11/01/2013        11/01/2006(b)               58,787
        25,000    NYS HFA (Multifamily Hsg.)                       6.000
08/15/2003           -----                    25,252
     1,000,000    NYS HFA (Multifamily Hsg.)                       6.100
08/15/2016(s)     08/15/2008(b)            1,003,900
     2,015,000    NYS HFA (Multifamily Hsg.)                       6.100
08/15/2028        07/13/2023(c)            1,990,639
        35,000    NYS HFA (Multifamily Hsg.)                       6.200
08/15/2012(s)     08/15/2002(b)               35,928
     2,940,000    NYS HFA (Multifamily Hsg.)                       6.250
08/15/2014(s)     08/15/2004(b)            3,031,199
       150,000    NYS HFA (Multifamily Hsg.)                       6.250
08/15/2023(s)     08/15/2002(b)              152,508
     1,000,000    NYS HFA (Multifamily Hsg.)                       6.450
08/15/2014(s)     08/15/2002(b)            1,027,980
     2,500,000    NYS HFA (Multifamily Hsg.)                       6.625
08/15/2012(s)     02/15/2003(b)            2,565,600
       350,000    NYS HFA (Multifamily Hsg.)                       6.850
11/01/2019(s)     11/01/2004(b)              368,039
       150,000    NYS HFA (Multifamily Hsg.)                       6.950
08/15/2012(s)     08/15/2002(b)              157,720
     1,845,000    NYS HFA (Multifamily Hsg.)                       6.950
08/15/2024(s)     07/10/2002(g)            1,887,822
        20,000    NYS HFA (Multifamily Hsg.)                       7.000
08/15/2022(s)     08/15/2002(b)               20,978
     1,000,000    NYS HFA (Multifamily Hsg.)                       7.000
08/15/2023(s)     08/15/2001(b)            1,035,670
        40,000    NYS HFA (Multifamily Hsg.)                       7.300
11/01/2004        05/01/2000(b)               40,592
       399,000    NYS HFA (Multifamily Hsg.)                       7.450
11/01/2028(s)     05/01/2000(g)              407,674
     2,020,000    NYS HFA (Multifamily Hsg.)                       7.750
11/01/2020(s)     10/24/2000(g)            2,089,872
       570,000    NYS HFA (Multifamily Hsg.)                       8.000
11/01/2008(s)     09/19/2000(g)              590,366
        25,000    NYS HFA (Multifamily Hsg.)                       8.300
05/15/2005(s)     05/15/2000(b)               25,081
         5,000    NYS HFA (Nonprofit Hsg.)                         6.000
11/01/2012        11/01/2000(b)                5,087
         5,000    NYS HFA (Nonprofit Hsg.)                         6.200
11/01/2006        05/01/2000(b)                5,107
        40,000    NYS HFA (Nonprofit Hsg.)                         6.200
11/01/2008        05/01/2000(b)               40,846
        10,000    NYS HFA (Nonprofit Hsg.)                         6.200
11/01/2009        05/01/2000(b)               10,216
        70,000    NYS HFA (Nonprofit Hsg.)                         6.200
11/01/2011        05/01/2000(b)               71,496
        40,000    NYS HFA (Nonprofit Hsg.)                         6.400
11/01/2000           -----                    40,632
        20,000    NYS HFA (Nonprofit Hsg.)                         6.400
11/01/2002        11/01/2000(b)               20,431
        25,000    NYS HFA (Nonprofit Hsg.)                         6.400
11/01/2004        11/01/2000(b)               25,530
       145,000    NYS HFA (Nonprofit Hsg.)                         6.400
11/01/2005        11/01/2000(b)              148,151
         5,000    NYS HFA (Nonprofit Hsg.)                         6.400
11/01/2006        11/01/2000(b)                5,106
        10,000    NYS HFA (Nonprofit Hsg.)                         6.400
11/01/2008        11/01/2000(b)               10,211
        80,000    NYS HFA (Nonprofit Hsg.)                         6.400
11/01/2009        11/01/2001(b)               81,691
         5,000    NYS HFA (Nonprofit Hsg.)                         6.400
11/01/2011        11/01/2000(b)                5,106
        10,000    NYS HFA (Nonprofit Hsg.)                         6.400
11/01/2013        05/01/2000(b)               10,211
         5,000    NYS HFA (Nonprofit Hsg.)                         6.500
11/01/2000           -----                     5,086
        15,000    NYS HFA (Nonprofit Hsg.)                         6.500
11/01/2001           -----                    15,324
        60,000    NYS HFA (Nonprofit Hsg.)                         6.500
11/01/2002           -----                    61,270
         5,000    NYS HFA (Nonprofit Hsg.)                         6.500
11/01/2003           -----                     5,108
        25,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2000        05/01/2000(b)               25,449
        35,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2001           -----                    35,748

                    19 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       10,000    NYS HFA (Nonprofit Hsg.)                         6.600 %
11/01/2002        05/01/2000(b)    $          10,212
       225,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2003           -----                   229,862
        75,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2005        05/01/2000(b)               76,621
        50,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2005        11/01/2000(b)               51,080
        45,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2006        05/01/2000(b)               45,972
        15,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2006        11/01/2000(b)               15,324
         5,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2007        05/01/2000(b)                5,108
        65,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2008        11/01/2000(b)               67,268
        10,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2009        05/01/2000(b)               10,216
        15,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2009        05/01/2000(b)               15,324
        15,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2010        05/01/2000(b)               15,324
        15,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2011        11/01/2003(b)               15,324
         5,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2011        05/01/2000(b)                5,108
        25,000    NYS HFA (Nonprofit Hsg.)                         6.600
11/01/2013        05/01/2000(b)               25,537
        20,000    NYS HFA (Nonprofit Hsg.)                         6.750
11/01/2001        05/01/2000(b)               20,435
       100,000    NYS HFA (Nonprofit Hsg.)                         6.750
11/01/2004        05/01/2000(b)              104,290
         5,000    NYS HFA (Nonprofit Hsg.)                         6.750
11/01/2005        05/01/2000(b)                5,109
         5,000    NYS HFA (Nonprofit Hsg.)                         6.750
11/01/2008        05/01/2000(b)                5,109
        15,000    NYS HFA (Nonprofit Hsg.)                         6.750
11/01/2009        05/01/2000(b)               15,326
         5,000    NYS HFA (Nonprofit Hsg.)                         6.750
11/01/2010        11/01/2003(b)                5,109
     1,420,000    NYS HFA (Nonprofit Hsg.)                         6.750
11/01/2011        05/01/2000(b)            1,459,433
        61,000    NYS HFA (Nonprofit Hsg.)                         6.875
11/01/2010        05/01/2000(b)               61,766
        10,000    NYS HFA (Nonprofit Hsg.) (i)                     6.750
11/01/2000        05/01/2000(b)               10,191
       195,000    NYS HFA (Phillips Village)                       6.700
02/15/2002           -----                   198,165
       250,000    NYS HFA (Phillips Village)                       6.700
08/15/2002           -----                   254,947
       175,000    NYS HFA (Phillips Village)                       6.900
02/15/2004           -----                   178,888
        85,000    NYS HFA (Phillips Village)                       6.900
08/15/2004           -----                    87,088
       150,000    NYS HFA (Service Contract)                       5.500
09/15/2022        03/29/2019(c)              135,177
       105,000    NYS HFA (Service Contract)                       5.625
09/15/2013        06/20/2012(c)              102,928
       175,000    NYS HFA (Service Contract)                       5.875
03/15/2011(s)     09/15/2005(b)              177,093
    11,040,000    NYS HFA (Service Contract)                       5.875
09/15/2014        07/13/2013(c)           10,995,840
       400,000    NYS HFA (Simeon Dewitt)                          8.000
11/01/2018(s)     05/01/2000(b)              402,324
       125,000    NYS HFA, Series A                                6.100
11/01/2015(s)     05/01/2008(b)              126,944
         5,000    NYS LGAC                                         5.375
04/01/2014        05/08/2012(c)                4,821
        50,000    NYS LGAC                                         6.000
04/01/2018        04/01/2002(a)               52,406
       665,000    NYS LGSC (SCSB)                                  6.375
12/15/2009        11/04/2005(c)              652,318
         5,000    NYS Medcare (AOFMH)                              6.500
11/01/2019        11/01/2001(b)                5,266
       500,000    NYS Medcare (Beth Israel Medical Center)         7.000
11/01/2001        05/01/2000(b)              501,025
       895,000    NYS Medcare (Beth Israel Medical Center)         7.125
11/01/2006(s)     05/01/2000(b)              916,659
       450,000    NYS Medcare (Beth Israel Medical Center)         7.200
11/01/2014(s)     05/01/2000(b)              450,841
       195,000    NYS Medcare (Beth Israel Medical Center)         7.400
11/01/2004(s)     05/01/2000(b)              197,449
       260,000    NYS Medcare (Brookdale Hospital Medical Center)  6.600
02/15/2003           -----                   273,863
       615,000    NYS Medcare (Brookdale Hospital Medical Center)  6.600
08/15/2003           -----                   651,888
        20,000    NYS Medcare (Buffalo General Hospital)           6.000
08/15/2014(s)     08/15/2006(b)               20,243
        35,000    NYS Medcare (Buffalo General Hospital)           6.125
08/15/2024           -----                    34,624
        10,000    NYS Medcare (Central Suffolk Hospital)           5.875
11/01/2005        12/12/2003(c)                9,737
       365,000    NYS Medcare (Downtown Hospital)                  6.550
02/15/2006        02/15/2005(a)              397,054
       945,000    NYS Medcare (Downtown Hospital)                  6.550
08/15/2006        02/15/2005(a)            1,027,990
         5,000    NYS Medcare (Hospital & Nursing Home)            5.650
08/15/2002           -----                     5,012
       100,000    NYS Medcare (Hospital & Nursing Home)            5.650
08/15/2013        08/15/2005(b)              101,968
       500,000    NYS Medcare (Hospital & Nursing Home)            5.750
02/15/2005           -----                   504,660
     4,500,000    NYS Medcare (Hospital & Nursing Home)            5.750
08/15/2019        01/01/2011(c)            4,313,430
     3,995,000    NYS Medcare (Hospital & Nursing Home)            5.950
08/15/2009        08/15/2002(b)            4,095,514

                    20 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       10,000    NYS Medcare (Hospital & Nursing Home)            6.100 %
08/15/2013(s)     08/15/2002(b)    $          10,535
       840,000    NYS Medcare (Hospital & Nursing Home)            6.125
02/15/2014(s)     02/15/2004(b)              887,006
     2,805,000    NYS Medcare (Hospital & Nursing Home)            6.125
02/15/2014(s)     02/15/2006(b)            2,893,554
        25,000    NYS Medcare (Hospital & Nursing Home)            6.125
02/15/2015(s)     02/15/2006(b)               25,365
        15,000    NYS Medcare (Hospital & Nursing Home)            6.150
02/15/2002        02/15/2000(b)               15,462
       190,000    NYS Medcare (Hospital & Nursing Home)            6.200
08/15/2022        08/15/2002(b)              190,082
       200,000    NYS Medcare (Hospital & Nursing Home)            6.250
08/15/2012(s)     08/15/2004(b)              205,500
       100,000    NYS Medcare (Hospital & Nursing Home)            6.250
02/15/2015        08/15/2005(b)              102,331
     7,025,000    NYS Medcare (Hospital & Nursing Home)            6.400
08/15/2014        08/15/2006(b)            7,267,081
        75,000    NYS Medcare (Hospital & Nursing Home)            6.400
11/01/2014(s)     05/01/2002(b)               78,743
     3,210,000    NYS Medcare (Hospital & Nursing Home)            6.500
08/15/2012        08/15/2002(a)            3,401,476
       570,000    NYS Medcare (Hospital & Nursing Home)            6.500
08/15/2012(s)     08/15/2002(b)              599,378
       715,000    NYS Medcare (Hospital & Nursing Home)            6.500
02/15/2019(s)     02/15/2004(b)              725,303
        25,000    NYS Medcare (Hospital & Nursing Home)            6.550
08/15/2012        08/15/2002(b)               26,363
     2,615,000    NYS Medcare (Hospital & Nursing Home)            6.875
02/15/2032        02/15/2002(b)            2,749,437
        25,000    NYS Medcare (Hospital & Nursing Home)            7.200
11/01/2000        05/01/2000(b)               25,308
       685,000    NYS Medcare (Hospital & Nursing Home)            7.200
11/01/2001        05/01/2000(b)              693,343
        85,000    NYS Medcare (Hospital & Nursing Home)            7.250
11/01/2002        05/01/2000(b)               86,039
       395,000    NYS Medcare (Hospital & Nursing Home)            7.250
11/01/2003        05/01/2000(b)              399,827
        20,000    NYS Medcare (Hospital & Nursing Home)            7.300
08/15/2011(s)     08/15/2001(b)               20,851
        75,000    NYS Medcare (Hospital & Nursing Home)            7.300
08/15/2011(s)     08/15/2001(b)               79,095
       290,000    NYS Medcare (Hospital & Nursing Home)            7.350
02/15/2029(s)     02/15/2000(b)              296,412
        95,000    NYS Medcare (Hospital & Nursing Home)            7.350
02/15/2029(s)     02/15/2000(b)               97,109
     1,825,000    NYS Medcare (Hospital & Nursing Home)            7.400
11/01/2016(s)     05/01/2000(b)            1,886,137
     6,505,000    NYS Medcare (Hospital & Nursing Home)            7.450
08/15/2031        08/15/2001(a)            6,868,239
       275,000    NYS Medcare (Hospital & Nursing Home)            8.625
02/15/2006        02/15/2000(b)              275,916
       825,000    NYS Medcare (Hospital & Nursing Home)            9.000
02/15/2026        02/15/2000(b)              851,813
       605,000    NYS Medcare (Hospital & Nursing Home)            9.375
11/01/2016(s)     05/01/2000(b)              625,612
     2,335,000    NYS Medcare (Hospital & Nursing Home)           10.000
11/01/2006(s)     05/01/2000(b)            2,487,242
       115,000    NYS Medcare (Hospital & Nursing Home) (i)        7.100
11/01/2000           -----                   116,391
     1,915,000    NYS Medcare (Huntington Hospital)                6.500
11/01/2014(s)     11/01/2004(b)            1,922,105
     1,060,000    NYS Medcare (Insured Mortgage Nursing)           6.500
11/01/2015        11/01/2004(b)            1,110,700
     1,865,000    NYS Medcare (Long Term Health Care)              6.450
11/01/2014(s)     05/01/2002(b)            1,960,115
        65,000    NYS Medcare (Long Term Health Care)              6.800
11/01/2014(s)     05/01/2002(b)               68,736
        95,000    NYS Medcare (Long Term Health Care)              7.100
11/01/2012(s)     05/01/2001(b)               99,563
       235,000    NYS Medcare (Long Term Health Care)              7.300
11/01/2005(s)     05/01/2000(b)              240,273
         5,000    NYS Medcare (Mental Health)                      0.000
08/15/2001           -----                     4,635
         5,000    NYS Medcare (Mental Health)                      0.000
02/15/2003        02/15/2000(b)                4,140
         5,000    NYS Medcare (Mental Health)                      0.000
08/15/2003        02/15/2000(b)                3,991
        75,000    NYS Medcare (Mental Health)                      5.550
08/15/2001        02/15/2000(b)               75,044
        10,000    NYS Medcare (Mental Health)                      5.700
02/15/2003        02/15/2000(b)               10,007
        35,000    NYS Medcare (Mental Health)                      6.000
02/15/2011(s)     02/15/2000(b)               35,042
         5,000    NYS Medcare (Mental Health)                      6.100
08/15/2013(s)     08/15/2002(b)                5,169
        70,000    NYS Medcare (Mental Health)                      6.375
08/15/2014(s)     08/15/2004(b)               71,691
       120,000    NYS Medcare (Mental Health)                      6.375
08/15/2014        08/15/2004(a)              129,697
         5,000    NYS Medcare (Mental Health)                      6.375
08/15/2014        08/15/2004(a)                5,251
     4,005,000    NYS Medcare (Mental Health)                      6.375
08/15/2014(s)     08/15/2004(b)            4,328,644
        60,000    NYS Medcare (Mental Health)                      6.375
08/15/2017(s)     02/15/2002(b)               61,926
        85,000    NYS Medcare (Mental Health)                      6.500
08/15/2024        08/15/2004(a)               92,305
         5,000    NYS Medcare (Mental Health)                      6.500
08/15/2024        08/15/2004(a)                5,125
        85,000    NYS Medcare (Mental Health)                      6.850
08/15/2000           -----                    86,276
        45,000    NYS Medcare (Mental Health)                      7.000
02/15/2001           -----                    46,162
         5,000    NYS Medcare (Mental Health)                      7.100
02/15/2002        02/15/2000(b)                5,110

                    21 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       50,000    NYS Medcare (Mental Health)                      7.200 %
08/15/2000           -----         $          50,858
        10,000    NYS Medcare (Mental Health)                      7.200
02/15/2004        02/15/2000(b)               10,221
         5,000    NYS Medcare (Mental Health)                      7.300
08/15/2010(s)     02/15/2000(b)                5,111
        50,000    NYS Medcare (Mental Health)                      7.300
02/15/2021(s)     08/15/2001(b)               52,717
       980,000    NYS Medcare (Mental Health)                      7.375
02/15/2014(s)     02/15/2000(b)            1,001,736
        45,000    NYS Medcare (Mental Health)                      7.400
08/15/2000           -----                    45,827
        10,000    NYS Medcare (Mental Health)                      7.400
02/15/2002        02/15/2000(a)               10,237
        15,000    NYS Medcare (Mental Health)                      7.400
02/15/2002        02/15/2000(b)               15,341
         5,000    NYS Medcare (Mental Health)                      7.400
02/15/2003        08/15/2001(b)                5,281
        10,000    NYS Medcare (Mental Health)                      7.500
08/15/2007(s)     02/15/2001(b)               10,486
       125,000    NYS Medcare (Mental Health)                      7.500
02/15/2010        02/15/2000(b)              127,815
       120,000    NYS Medcare (Mental Health)                      7.600
02/15/2002        08/15/2000(b)              124,253
       145,000    NYS Medcare (Mental Health)                      7.625
02/15/2007        08/15/2001(b)              153,642
        10,000    NYS Medcare (Mental Health)                      7.625
08/15/2007        08/15/2001(b)               10,596
       150,000    NYS Medcare (Mental Health)                      7.625
02/15/2008(s)     02/15/2000(b)              150,555
     1,345,000    NYS Medcare (Mental Health)                      7.700
02/15/2018(s)     02/15/2000(b)            1,349,613
        25,000    NYS Medcare (Mental Health)                      7.750
08/15/2010(s)     02/15/2000(b)               25,594
       190,000    NYS Medcare (Mental Health)                      7.800
02/15/2019(s)     02/15/2000(b)              194,305
       155,000    NYS Medcare (Mental Health)                      7.875
08/15/2015(s)     02/15/2000(b)              156,938
       380,000    NYS Medcare (Mental Health)                      7.875
08/15/2015(s)     02/15/2000(b)              384,818
     6,045,000    NYS Medcare (Mental Health)                      7.875
08/15/2020(s)     08/15/2000(b)            6,280,513
     2,530,000    NYS Medcare (Mental Health)                      8.875
08/15/2007(s)     02/15/2000(b)            2,538,956
        85,000    NYS Medcare (Montefiore Medical Center)          5.700
02/15/2012        02/15/2007(b)               85,800
        30,000    NYS Medcare (North Shore University Hospital)    7.125
11/01/2008        11/01/2000(a)               31,335
        20,000    NYS Medcare (North Shore University Hospital)    7.125
11/01/2008(s)     11/01/2000(b)               20,854
       100,000    NYS Medcare (Our Lady of Mercy Medical Center)   6.250
08/15/2015(s)     02/15/2005(b)              102,470
       250,000    NYS Medcare (Our Lady of Victory Hospital)       7.000
11/01/2004(s)     05/01/2000(b)              255,550
       150,000    NYS Medcare (Saranac Lake General Hospital)      7.875
11/01/2010(s)     10/01/2000(g)              157,061
        40,000    NYS Medcare (Sisters of Charity)                 6.600
11/01/2007(s)     11/01/2001(b)               42,088
        85,000    NYS Medcare (St. Luke's Hospital)                5.600
08/15/2013(s)     12/12/2004(g)               85,054
        70,000    NYS Medcare (St. Luke's Hospital)                5.625
08/15/2018        11/29/2012(c)               66,585
       185,000    NYS Medcare (St. Luke's Hospital)                7.375
02/15/2019(s)     02/15/2000(b)              189,183
        80,000    NYS Medcare (St. Luke's Hospital)                7.375
02/15/2019        02/15/2000(b)               81,860
       460,000    NYS Medcare (St. Luke's Hospital)                7.400
02/15/2009        02/15/2000(b)              470,819
     1,435,000    NYS Medcare (St. Luke's Hospital)                7.500
11/01/2011(s)     05/01/2000(b)            1,467,130
       700,000    NYS Medcare (St. Mary's Hospital)                6.000
11/01/2009        11/01/2005(b)              729,953
        10,000    NYS Power Authority                              5.500
01/01/2010(s)     07/01/2000(b)               10,159
       530,000    NYS Thruway Authority                            0.000
01/01/2001           -----                   506,039
       250,000    NYS Thruway Authority                            0.000
01/01/2005           -----                   192,745
       385,000    NYS Thruway Authority                            0.000
01/01/2006           -----                   280,141
        50,000    NYS Thruway Authority                            5.500
04/01/2015        05/09/2013(c)               48,812
        45,000    NYS Thruway Authority                            5.750
04/01/2016        11/28/2013(c)               43,543
       500,000    NYS Thruway Authority                            6.000
04/01/2011        04/01/2007(b)              513,690
     3,000,000    NYS Thruway Authority                            6.000
04/01/2012        04/01/2007(b)            3,060,450
        10,000    NYS UDC (Correctional Facilities)                0.000
01/01/2000           -----                    10,000
        25,000    NYS UDC (Correctional Facilities)                0.000
01/01/2003           -----                    21,614
        30,000    NYS UDC (Correctional Facilities)                0.000
01/01/2007           -----                    20,660
     1,375,000    NYS UDC (Correctional Facilities)                5.250
01/01/2013        07/26/2011(c)            1,292,871
     3,450,000    NYS UDC (Correctional Facilities)                5.500
01/01/2015        07/07/2014(c)            3,263,010
    20,105,000    NYS UDC (Correctional Facilities)                5.500
01/01/2015        07/07/2014(c)           19,015,309
     6,000,000    NYS UDC (Correctional Facilities)                5.500
01/01/2016        07/07/2015(c)            5,626,740
     1,025,000    NYS UDC (Correctional Facilities)                5.700
01/01/2016        02/10/2014(c)              984,595
        70,000    NYS UDC (Correctional Facilities)                5.700
01/01/2027        07/21/2022(c)               64,404

                    22 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       90,000    NYS UDC (Correctional Facilities)                5.750 %
01/01/2013        01/01/2005(b)    $          90,718
        85,000    NYS UDC (Correctional Facilities)                5.750
01/01/2013        06/08/2012(c)               84,425
     1,000,000    NYS UDC (Correctional Facilities)                5.750
01/01/2013        10/24/2012(c)              993,230
        35,000    NYS UDC (South Mall)                             0.000
01/01/2003           -----                    30,163
       130,000    NYS UDC (South Mall)                             0.000
01/01/2005           -----                    98,244
        50,000    NYS UDC (South Mall)                             0.000
01/01/2005        06/24/2004(c)               38,202
       645,000    NYS UDC (South Mall)                             0.000
01/01/2011        04/08/2008(c)              324,422
       555,000    NYS UDC (South Mall)                             0.000
01/01/2011        04/08/2008(c)              284,837
    10,000,000    NYS UDC (Sub Lien)                               5.500
07/01/2016        12/31/2012(c)            9,317,400
     2,130,000    Oneida County IDA (Bonide Products)              5.750
11/01/2007           -----                 2,064,119
     2,285,000    Oneida County IDA (Faxton Hospital)              6.625
01/01/2015(s)     01/01/2010(b)            2,413,600
        90,000    Oneida Healthcare Corp.                          7.100
08/01/2011        08/01/2001(b)               93,773
     1,150,000    Oneida-Herkimer SWMA                             6.600
04/01/2004           -----                 1,204,545
     3,045,000    Oneida-Herkimer SWMA                             6.750
04/01/2014        04/01/2003(a)            3,274,106
       155,000    Oneida-Herkimer SWMA                             6.750
04/01/2014(s)     04/01/2003(b)              157,229
        85,000    Onondaga County IDA (Coltec Industries)          7.250
06/01/2008(s)     06/01/2000(b)               86,437
       510,000    Onondaga County IDA (LeMoyne College)            5.500
03/01/2014        04/08/2012(c)              478,217
       100,000    Onondaga County Res Rec                          6.400
05/01/2002           -----                   101,414
     5,000,000    Onondaga County Res Rec                          6.625
05/01/2000           -----                 5,005,100
    13,785,000    Onondaga County Res Rec                          6.875
05/01/2006(s)     06/04/2003(g)           13,813,259
    14,595,000    Onondaga County Res Rec                          7.000
05/01/2015(s)     05/01/2004(b)           14,910,690
       130,000    Orange County IDA (Glen Arden)                   5.400
01/01/2008           -----                   122,564
     1,060,000    Orange County IDA (Kingston Manufacturing)       7.250
11/01/2003        06/05/2002(c)            1,076,366
        40,000    Orange County IDA (Mental Health)                6.000
05/01/2008           -----                    40,664
        10,000    Orange County IDA (Mental Health)                6.125
05/01/2016        02/13/2013(c)                9,802
       575,000    Oswego County IDA (SLRHF)                        5.150
02/01/2013        12/11/2008(c)              541,282
     1,805,000    Oswego County Res Rec                            6.500
06/01/2004        05/23/2003(c)            1,859,944
     1,750,000    Otsego County IDA (AOFMH)                        5.350
10/01/2017        08/23/2014(c)            1,617,105
        50,000    Philadelphia, NY GO                              7.500
12/15/2009           -----                    58,024
        10,000    Port Authority NY/NJ                             5.000
02/01/2003(s)     02/01/2000(b)               10,002
     9,725,000    Port Authority NY/NJ (Delta Air Lines) (w)       6.950
06/01/2008        06/01/2002(b)           10,237,410
     1,000,000    Port Authority NY/NJ (KIAC)                      6.750
10/01/2011        10/01/2006(b)            1,030,800
       275,000    Port Authority NY/NJ (KIAC)                      6.750
10/01/2019(s)     10/01/2006(b)              278,856
    11,000,000    Port Authority NY/NJ (KIAC)                      7.000
10/01/2007        05/02/2005(c)           11,504,020
        15,000    Port Authority NY/NJ, 100th Series               5.750
12/15/2015        06/15/2005(b)               15,031
       165,000    Port Authority NY/NJ, 67th Series                6.875
01/01/2025(s)     07/01/2000(b)              166,968
        25,000    Port Authority NY/NJ, 68th Series                7.250
08/15/2009        02/15/2000(b)               25,332
        15,000    Port Authority NY/NJ, 68th Series                7.250
08/15/2011        02/15/2000(b)               15,200
       920,000    Port Authority NY/NJ, 68th Series                7.250
02/15/2025        02/15/2000(b)              931,923
       165,000    Port Authority NY/NJ, 68th Series                7.250
02/15/2025(s)     02/15/2000(b)              167,138
       270,000    Port Authority NY/NJ, 68th Series                7.250
02/15/2025(s)     02/15/2000(b)              273,499
     6,235,000    Port Authority NY/NJ, 69th Series                7.125
06/01/2025(s)     06/01/2000(b)            6,364,688
        25,000    Port Authority NY/NJ, 70th Series                7.000
08/01/2011        08/01/2000(b)               25,611
       990,000    Port Authority NY/NJ, 70th Series                7.250
08/01/2025(s)     08/01/2000(b)            1,013,602
        75,000    Port Authority NY/NJ, 70th Series                7.250
08/01/2025(s)     08/01/2000(b)               76,788
        45,000    Port Authority NY/NJ, 70th Series                7.250
08/01/2025        08/01/2000(b)               46,073
        60,000    Port Authority NY/NJ, 71st Series                6.500
01/15/2026(s)     01/15/2001(b)               61,631
        25,000    Port Authority NY/NJ, 73rd Series                6.500
10/15/2011        04/15/2001(b)               25,766
       780,000    Port Authority NY/NJ, 73rd Series                6.750
04/15/2026(s)     04/15/2001(b)              803,096
       150,000    Port Authority NY/NJ, 73rd Series                6.750
04/15/2026(s)     04/15/2001(b)              154,442
        50,000    Port Authority NY/NJ, 76th Series                6.500
11/01/2011        11/01/2001(b)               51,795
     5,675,000    Port Authority NY/NJ, 76th Series                6.500
11/01/2026        11/01/2001(b)            5,749,570
        90,000    Port Authority NY/NJ, 76th Series                6.500
11/01/2026(s)     11/01/2001(b)               92,789

                    23 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       30,000    Port Authority NY/NJ, 83rd Series                6.375 %
10/15/2017(s)  10/15/2002(b)    $          31,135
        10,000    Port Authority NY/NJ, 95th Series                6.000
07/15/2015        -----                     9,985
     3,300,000    Port Authority NY/NJ, 96th Series                6.600
10/01/2023(s)  10/01/2004(b)            3,479,190
        10,000    Port Authority NY/NJ, 97th Series                6.500
07/15/2019     01/15/2005(b)               10,310
     1,200,000    Port Jervis IDA (Franciscan Health Partnership)  5.500
11/01/2016     10/31/2009(c)            1,021,380
     1,185,000    Putnam County IDA (Brewster Plastics)            7.375
12/01/2008     05/17/2005(c)            1,210,691
       120,000    Rensselaer Hsg. Authority (Renwyck)              7.650
01/01/2011(s)  09/23/2002(g)              127,386
     1,440,000    Rensselaer Municipal Leasing Corp.               6.250
06/01/2004     12/28/2002(c)            1,481,242
        60,000    Rensselaer Municipal Leasing Corp.               6.900
06/01/2024     06/01/2004(b)               62,080
        15,000    Riverhead HDC                                    8.250
08/01/2010(s)  02/01/2000(b)               15,383
     2,550,000    Rochester Hsg. Authority (Crossroads Apartments) 7.300
07/01/2005     03/07/2003(c)            2,668,193
       695,000    Rochester Hsg. Authority (Stonewood Village)     5.900
09/01/2009     08/18/2005(c)              688,884
       490,000    Rockland County IDA (Dominican College)          7.000
03/01/2003     10/04/2001(c)              506,092
       335,000    Rockland Gardens Hsg. Corp.                     10.500
05/01/2011     05/01/2000(b)              346,357
        50,000    Rome GO                                          6.900
12/15/2007     12/15/2003(b)               53,418
       225,000    Roxbury CSD GO                                   6.400
06/15/2010     06/15/2005(b)              235,701
       235,000    Roxbury CSD GO                                   6.400
06/15/2011     06/15/2005(b)              244,943
       130,000    Saratoga County IDA (ARC)                        7.250
03/01/2001     08/30/2000(c)              130,642
     1,710,000    Saratoga County IDA (Saratoga Sheraton)          6.750
12/31/2007(s)  06/13/2003(g)            1,726,040
        50,000    Schodack IDA (Hamilton Printing)                 7.600
07/01/2000        -----                    50,315
        60,000    Schodack IDA (Hamilton Printing)                 7.625
07/01/2001        -----                    61,650
       120,000    Schuyler County IDA (Cargill)                    7.900
04/01/2007     04/01/2000(b)              122,687
        55,000    SONYMA, Series 10-B                              6.500
10/01/2002(s)  04/01/2000(b)               55,052
        30,000    SONYMA, Series 27                                5.650
04/01/2015     02/08/2012(c)               29,045
       100,000    SONYMA, Series 27                                6.900
04/01/2015(s)  04/01/2002(b)              105,578
       500,000    SONYMA, Series 28                                6.650
04/01/2022     12/22/2000(c)              508,360
       100,000    SONYMA, Series 29-A                              5.250
04/01/2015     01/28/2012(c)               93,512
        25,000    SONYMA, Series 29-B                              6.450
04/01/2015(s)  03/01/2003(b)               25,714
       670,000    SONYMA, Series 30-B                              6.000
04/01/2019     04/11/2004(c)              644,868
       165,000    SONYMA, Series 30-C                              5.850
10/01/2025     09/23/2014(c)              155,582
        10,000    SONYMA, Series 34                                5.550
09/30/2025     04/10/2025(c)                9,085
        35,000    SONYMA, Series 36-A                              5.700
04/01/2023(s)  04/01/2006(b)               35,629
       665,000    SONYMA, Series 36-A                              6.125
10/01/2020(s)  09/23/2002(g)              684,618
       100,000    SONYMA, Series 39                                5.750
10/01/2010(s)  04/01/2006(b)              101,403
       155,000    SONYMA, Series 39                                6.000
10/01/2017(s)  04/01/2006(b)              155,143
     1,550,000    SONYMA, Series 40-A                              6.350
04/01/2021(s)  06/01/2006(b)            1,550,140
       175,000    SONYMA, Series 40-A                              6.700
04/01/2025(s)  06/01/2004(b)              180,495
        40,000    SONYMA, Series 40-B                              5.800
10/01/2023     07/20/2022(c)               38,793
        30,000    SONYMA, Series 41-A                              6.450
10/01/2014(s)  06/01/2004(b)               31,242
        50,000    SONYMA, Series 41-B                              6.250
10/01/2014(s)  08/01/2004(b)               51,269
        10,000    SONYMA, Series 42                                6.000
10/01/2023     07/22/2000(c)               10,089
       185,000    SONYMA, Series 42                                6.400
10/01/2020     02/22/2004(c)              185,198
        50,000    SONYMA, Series 43                                6.100
04/01/2009     09/01/2006(b)               51,736
        25,000    SONYMA, Series 43                                6.100
10/01/2009     09/01/2006(b)               25,868
       740,000    SONYMA, Series 43                                6.450
10/01/2017(s)  09/01/2004(b)              766,618
       125,000    SONYMA, Series 44                                6.900
04/01/2006     11/01/2004(b)              131,574
        20,000    SONYMA, Series 44                                6.900
10/01/2006     11/01/2004(b)               21,121
        50,000    SONYMA, Series 44                                7.000
10/01/2007     11/01/2004(b)               53,077
     7,015,000    SONYMA, Series 44                                7.500
04/01/2026     11/01/2004(b)            7,567,081
       100,000    SONYMA, Series 45                                7.200
10/01/2017(s)  11/01/2004(b)              105,889
       125,000    SONYMA, Series 46                                6.500
04/01/2013(s)  03/28/2005(b)              128,909
    20,655,000    SONYMA, Series 46                                6.650
10/01/2025(s)  03/28/2007(b)           21,309,557
        65,000    SONYMA, Series 47                                6.375
10/01/2017(s)  03/28/2007(b)               66,984

                    24 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       50,000    SONYMA, Series 48                                6.000 %
04/01/2013        06/29/2007(b)    $          50,179
        20,000    SONYMA, Series 48                                6.000
04/01/2013(s)     06/29/2005(b)               20,216
     1,770,000    SONYMA, Series 48                                6.050
04/01/2017(s)     06/29/2007(b)            1,775,275
        25,000    SONYMA, Series 48                                6.100
04/01/2025        01/14/2022(c)               24,743
       510,000    SONYMA, Series 50                                6.250
04/01/2010        09/13/2007(b)              514,590
        45,000    SONYMA, Series 51                                6.400
10/01/2017(s)     09/13/2005(b)               46,064
        50,000    SONYMA, Series 53                                5.750
10/01/2011(s)     01/04/2008(b)               50,095
       290,000    SONYMA, Series 54                                6.100
10/01/2015(s)     03/05/2008(g)              293,524
       105,000    SONYMA, Series 56                                5.875
10/01/2019        01/06/2019(c)              103,006
       100,000    SONYMA, Series 56                                6.500
10/01/2026(s)     07/01/2006(b)              102,091
     1,000,000    SONYMA, Series 61                                5.800
10/01/2017        07/02/2017(c)              980,370
       200,000    SONYMA, Series 63                                6.000
04/01/2017(s)     04/01/2009(b)              200,258
        75,000    SONYMA, Series 66                                5.600
10/01/2017        07/29/2015(c)               71,507
       540,000    SONYMA, Series 67                                5.700
10/01/2017        10/10/2016(c)              517,282
        90,000    SONYMA, Series 7                                 9.250
10/01/2014(s)     04/01/2000(b)               90,658
       250,000    SONYMA, Series 8-A                               0.000
04/01/2000           -----                   246,043
        30,000    SONYMA, Series 8-A                               0.000
10/01/2000        04/01/2000(b)               28,554
        85,000    SONYMA, Series 8-A                               0.000
04/01/2001        04/01/2000(b)               78,149
        70,000    SONYMA, Series 8-A                               0.000
10/01/2001        04/01/2000(b)               62,212
        85,000    SONYMA, Series 8-A                               0.000
04/01/2002        04/01/2000(b)               73,018
        70,000    SONYMA, Series 8-A                               0.000
10/01/2002        04/01/2000(b)               58,127
       755,000    SONYMA, Series 8-A                               6.875
04/01/2017(s)     04/01/2000(b)              755,423
        75,000    SONYMA, Series 8-A                               6.875
04/01/2017(s)     10/01/2000(b)               75,107
       250,000    SONYMA, Series 8-A                               6.875
04/01/2017(s)     10/01/2000(b)              250,403
         5,000    SONYMA, Series EE-2                              7.050
10/01/2000        07/04/2000(c)                5,045
       170,000    SONYMA, Series EE-2                              7.450
10/01/2010(s)     09/14/2000(g)              173,546
     1,160,000    SONYMA, Series EE-2                              7.500
04/01/2016(s)     09/14/2000(b)            1,184,244
        65,000    SONYMA, Series EE-3                              7.125
10/01/2000        07/04/2000(c)               65,397
        50,000    SONYMA, Series EE-3                              7.650
04/01/2016(s)     10/01/2000(b)               51,232
       200,000    SONYMA, Series EE-3                              7.750
04/01/2016(s)     04/01/2000(b)              204,966
        50,000    SONYMA, Series EE-4                              7.050
10/01/2000        07/04/2000(c)               50,250
       100,000    SONYMA, Series EE-4                              7.750
10/01/2010(s)     09/20/2000(g)              102,792
       115,000    SONYMA, Series EE-4                              7.800
10/01/2013(s)     10/01/2000(b)              118,252
        65,000    SONYMA, Series HH-2                              7.700
10/01/2009(s)     09/14/2000(g)               65,957
     5,165,000    SONYMA, Series HH-2                              7.750
04/01/2022        09/14/2000(b)            5,253,425
        45,000    SONYMA, Series HH-2                              7.850
04/01/2022(s)     09/14/2000(b)               45,956
        35,000    SONYMA, Series II (i)                            0.000
04/01/2005        04/01/2000(b)               23,333
         5,000    SONYMA, Series II (i)                            0.000
10/01/2005        04/01/2000(b)                3,207
         5,000    SONYMA, Series II (i)                            0.000
04/01/2006        04/01/2002(b)                3,085
         5,000    SONYMA, Series II (i)                            0.000
10/01/2006        04/01/2000(b)                2,968
         5,000    SONYMA, Series II (i)                            0.000
04/01/2007        04/01/2000(b)                2,845
        15,000    SONYMA, Series II (i)                            0.000
10/01/2007        04/01/2000(b)                8,209
        15,000    SONYMA, Series II (i)                            0.000
04/01/2008        04/01/2000(b)                7,894
        80,000    SONYMA, Series JJ                                0.000
04/01/2000           -----                    79,177
        10,000    SONYMA, Series JJ                                0.000
10/01/2000           -----                     9,696
         5,000    SONYMA, Series MM-1                              7.600
10/01/2002        02/04/2001(b)                5,106
        60,000    SONYMA, Series MM-1                              7.650
10/01/2003        02/04/2001(b)               61,263
       100,000    SONYMA, Series MM-1                              7.700
10/01/2004        02/04/2001(b)              101,721
        50,000    SONYMA, Series MM-1                              7.750
04/01/2005        02/04/2001(b)               50,762
        10,000    SONYMA, Series MM-2                              7.550
04/01/2002        10/01/2000(b)               10,176
        10,000    SONYMA, Series MM-2                              7.700
10/01/2005        10/01/2000(b)               10,136
        25,000    SONYMA, Series NN                                7.100
04/01/2002        07/01/2000(b)               25,429
        20,000    SONYMA, Series NN                                7.150
10/01/2003        07/01/2000(b)               20,302

                    25 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity         Maturity*               See Note 1
====================================================================================================================================
$       50,000    SONYMA, Series NN                                7.450 %
10/01/2010(s)     07/01/2000(b)    $          51,050
        15,000    SONYMA, Series QQ                                7.600
10/01/2012        04/01/2000(b)               15,310
     1,705,000    SONYMA, Series QQ                                7.700
10/01/2012        04/01/2000(b)            1,742,629
        70,000    SONYMA, Series RR                                7.600
10/01/2010(s)     10/01/2000(b)               72,113
        15,000    SONYMA, Series RR                                7.700
10/01/2010(s)     10/01/2000(b)               15,425
        25,000    SONYMA, Series TT                                6.850
10/01/2001           -----                    25,505
        20,000    SONYMA, Series TT                                6.950
04/01/2002           -----                    20,518
       125,000    SONYMA, Series TT                                7.150
04/01/2004        04/01/2001(b)              128,656
        10,000    SONYMA, Series TT                                7.200
04/01/2005        04/01/2001(b)               10,261
        25,000    SONYMA, Series TT                                7.200
10/01/2005        04/01/2001(b)               25,652
        75,000    SONYMA, Series UU                                6.950
04/01/2000           -----                    75,238
       460,000    SONYMA, Series UU                                7.650
10/01/2023        04/01/2001(b)              472,369
        40,000    SONYMA, Series VV                                6.600
04/01/2000           -----                    40,100
        25,000    SONYMA, Series VV                                6.800
10/01/2002           -----                    25,574
        60,000    SONYMA, Series VV                                6.900
04/01/2003           -----                    61,489
        50,000    SONYMA, Series VV                                7.000
04/01/2004        10/01/2001(b)               51,155
       100,000    SONYMA, Series VV                                7.000
10/01/2004        10/01/2001(b)              102,025
       670,000    SONYMA, Series VV                                7.250
10/01/2007(s)     10/01/2001(b)              689,752
     4,940,200    SONYMA, Series VV                                7.375
10/01/2011(s)     10/01/2001(b)            5,112,761
        75,000    SONYMA, Series VV                                7.375
10/01/2011(s)     10/01/2001(b)               77,765
       120,000    Springville HDC (Springbrook)                    5.950
01/01/2010        12/11/2005(c)              119,198
     1,000,000    St. Casimer's EHC                                7.375
09/01/2010(s)     03/01/2000(b)            1,025,980
     1,115,000    St. Lawrence IDA (PACES)                         5.875
06/30/2007        04/16/2004(c)            1,055,437
        25,000    Suffolk County GO                                7.300
06/15/2001        06/15/2000(b)               25,350
     1,430,000    Suffolk County IDA (ACLDD)                       5.750
03/01/2006        04/29/2003(c)            1,373,930
       240,000    Suffolk County IDA (Dowling College)             6.500
12/01/2006           -----                   244,457
        50,000    Suffolk County IDA (Dowling College)             6.625
06/01/2024        12/29/2016(c)               48,088
     2,205,000    Suffolk County IDA (Huntington First Aid Squad)  6.025
11/01/2008        03/23/2005(c)            2,122,886
     7,390,000    Suffolk County IDA (Huntington Res Rec)          5.450
10/01/2002           -----                 7,504,176
     7,945,000    Suffolk County IDA (Huntington Res Rec)          5.500
10/01/2003           -----                 8,096,273
     8,545,000    Suffolk County IDA (Huntington Res Rec)          5.550
10/01/2004           -----                 8,731,794
       290,000    Suffolk County IDA (Mattituck-Laurel Library)    6.000
09/01/2019(s)     09/01/2010(b)              291,122
        40,000    Suffolk County IDA (OBPWC)                       7.000
11/01/2002        12/16/2001(c)               39,527
     1,020,000    Suffolk County IDA (Rimland Facilities) (i)      6.375 (v)
12/01/2004        06/01/2000(f)            1,019,796
        40,000    Suffolk County Water Authority                   5.625
06/01/2016        04/09/2013(c)               39,036
     2,255,000    Sunnybrook EHC                                  11.250
12/01/2014(s)     04/01/2000(b)            2,333,970
     3,120,000    Syracuse COP (Hancock International Airport)     6.500
01/01/2017(s)     01/01/2002(b)            3,209,294
     1,105,000    Syracuse COP (Hancock International Airport)     6.600
01/01/2005        01/01/2002(b)            1,151,509
     3,650,000    Syracuse COP (Hancock International Airport)     6.625
01/01/2012(s)     01/01/2002(b)            3,822,353
     1,210,000    Syracuse COP (Hancock International Airport)     6.700
01/01/2007        01/01/2002(b)            1,263,071
       675,000    Syracuse IDA (Pavilion on James Senior Hsg.)     6.500
08/01/2007        10/28/2004(c)              657,815
       285,000    Syracuse IDA (Rockwest Center I) (i)             7.250
06/01/2003        01/03/2002(c)              287,138
       930,000    Syracuse IDA (Rockwest Center II) (i)            7.000
12/01/2005        08/26/2003(c)              790,500
       550,000    Syracuse IDA (St. Joseph's Hospital)             7.250
06/01/2001        06/19/2000(a)              562,744
     5,825,000    Syracuse RAN                                     4.750
06/30/2000           -----                 5,835,369
     1,355,000    Syracuse SCHC (East Hill Village Apartments)     6.125
11/01/2010        03/25/2006(c)            1,379,959
       195,000    Tompkins County IDA (Kendall at Ithaca)          7.875
06/01/2015(s)     06/01/2005(b)              198,058
       295,000    Tompkins Healthcare Corp. (Reconstruction Home) 10.800
02/01/2028        08/01/2005(b)              355,443
     3,610,000    Tonawanda HDC (Tonawanda Towers)                 6.150
10/01/2011(s)     02/17/2006(g)            3,614,837
        20,000    Triborough Bridge & Tunnel Authority             6.000
01/01/2019        01/01/2001(b)               20,009
        50,000    Triborough Bridge & Tunnel Authority             6.500
01/01/2019(s)     01/01/2002(b)               51,921
       525,000    Triborough Bridge & Tunnel Authority             6.625
01/01/2017(s)     01/01/2001(b)              543,086
    13,050,000    Triborough Bridge & Tunnel Authority             6.875
01/01/2015(s)     01/01/2001(b)           13,581,788

                    26 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                      Coupon
Maturity         Maturity*               See Note 1
====================================================================================================================================
$      370,000  Triborough Bridge & Tunnel Authority                 6.875 %
01/01/2015(s)     01/01/2001(b)    $         385,078
        75,000  Tupper Lake HDC                                      8.125
10/01/2010        03/15/2002(b)               75,189
     1,830,000  Ulster County IDA (Benedictine Hospital)             6.050
06/01/2005        02/08/2003(c)            1,762,455
       660,000  Union Hsg. Authority (Methodist Homes)               6.800
11/01/2004        12/30/2002(c)              665,603
     4,065,000  United Nations Devel. Corp., Series B                5.400
07/01/2014        07/13/2013(c)            3,846,425
     3,340,000  United Nations Devel. Corp., Series B                5.500
07/01/2017        07/13/2016(c)            3,084,056
     6,070,000  United Nations Devel. Corp., Series C                5.500
07/01/2017        07/13/2016(c)            5,604,856
       500,000  Utica IDA (Utica College)                            5.300
08/01/2008        05/18/2004(c)              484,340
        40,000  Utica SCHC (Brook Apartments)                        0.000
01/01/2002           -----                    33,138
        30,000  Utica SCHC (Brook Apartments)                        0.000
01/01/2003        07/01/2000(b)               22,595
        60,000  Utica SCHC (Brook Apartments)                        0.000
01/01/2005        07/01/2000(b)               37,214
       100,000  Utica SCHC (Steinhorst Apartments)                   6.500
04/15/2008(s)     10/05/2004(g)              105,825
         5,000  Valley Health Devel. Corp.                           7.850
02/01/2002        05/01/2000(c)                5,059
        10,000  Valley Health Devel. Corp.                           7.850
08/01/2035(s)     08/01/2001(b)               10,687
        95,000  Valley Health Devel. Corp.                          11.300
02/01/2007        08/01/2000(b)              107,264
       950,000  Valley Health Devel. Corp.                          11.300
02/01/2023(s)     12/15/2000(b)            1,065,463
        95,000  Watervliet EHC                                       8.000
11/15/2000        05/15/2000(b)               95,773
        95,000  Watervliet EHC                                       8.000
11/15/2001        05/15/2000(b)               95,773
       100,000  Watervliet EHC                                       8.000
11/15/2002        05/15/2000(b)              100,814
       385,000  Westchester County IDA (Beth Abraham Hospital)       7.250
12/01/2009        12/02/2004(c)              386,043
       775,000  Westchester County IDA (JBFS)                        6.500
12/15/2002        12/30/2001(c)              780,107
       450,000  Westchester County IDA (JDAM)                        6.250
04/01/2005        12/04/2002(c)              453,123
     1,010,000  Westchester County IDA (JDAM)                        6.750
04/01/2016        06/29/2013(c)              998,981
       150,000  Westchester County IDA (Westchester Airport)         5.950
08/01/2024        09/29/2020(c)              137,277
     2,650,000  Westchester County IDA (WRC)                         5.500
07/01/2009           -----                 2,382,615
     1,675,000  Yonkers IDA (Hudson Scenic Studio)                   5.875
11/01/2007        08/20/2004(c)            1,596,493
     1,025,000  Yonkers IDA (Philipsburgh Hall) (w)                  6.500
11/01/2001           -----                 1,024,877
       185,000  Yonkers IDA (Philipsburgh Hall) (w)                  6.750
11/01/2008        07/15/2005(c)              185,342
     1,000,000  Yonkers IDA (St. Joseph's Hospital), Series 98-B     5.900
03/01/2008        03/01/2006(c)              935,020

--------------

1,081,548,103

--------------

-----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--15.0%
       700,000  American Samoa Power Authority                       7.000
09/01/2000           -----                   709,345
     2,225,000  Guam Airport Authority, Series A                     6.500
10/01/2023(s)     10/01/2003(b)            2,243,245
     4,410,000  Guam Airport Authority, Series B                     6.400
10/01/2005(s)     03/15/2003(g)            4,593,456
    15,335,000  Guam Airport Authority, Series B                     6.600
10/01/2010(s)     10/01/2003(b)           16,015,567
    21,115,000  Guam Airport Authority, Series B                     6.700
10/01/2023(s)     10/01/2003(b)           21,784,134
    15,075,000  Guam GO, Series A                                    5.375
11/15/2013        12/23/2011(c)           13,954,174
    11,780,000  Guam GO, Series A                                    5.400
11/15/2018        12/22/2016(c)           10,411,989
     1,760,000  Guam GO, Series A                                    5.625
09/01/2002        03/01/2000(b)            1,761,373
     5,250,000  Guam GO, Series A                                    5.750
09/01/2004        03/01/2000(b)            5,253,098
     1,975,000  Guam GO, Series A                                    5.900
09/01/2005        03/01/2000(b)            1,976,343
     1,000,000  Guam GO, Series A                                    6.000
09/01/2006        03/01/2000(b)            1,000,680
        35,000  Guam Highway, Series A                               6.300
05/01/2012(s)     05/01/2002(b)               36,591
     1,200,000  Guam Power Authority, Series A                       6.300
10/01/2012        10/01/2002(a)            1,278,192
       100,000  Guam Water System                                    7.000
07/01/2002        07/01/2000(b)              103,360
       110,000  Guam Water System                                    7.000
07/01/2009        07/01/2000(b)              113,725
       184,258  Puerto Rico Aquadilla Bus Lease (i)                  8.500
02/02/2002        02/16/2001(c)              185,758
       320,646  Puerto Rico Aquadilla Carts Lease (i)                8.000
02/02/2001        08/07/2000(c)              321,438
       443,354  Puerto Rico Aquadilla Equipment Lease (i)            8.000
01/26/2002        02/08/2001(c)              444,494
       266,476  Puerto Rico Aquadilla Truck Lease (i) (t)            8.500
10/15/2001        01/23/2001(c)              271,014
       396,240  Puerto Rico Aqueduct & Sewer Vehicle Lease (i)       7.250
03/21/2000           -----                   397,837
     2,247,099  Puerto Rico Dept. of Corrections Equipment Lease (i) 9.000
01/08/2003        08/09/2001(c)            2,294,086

                    27 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective         Market Value
       Amount                                                           Coupon
Maturity          Maturity*           See Note 1
====================================================================================================================================
$   1,949,945 Puerto Rico Dept. of Corrections Furniture Lease (i)       7.000 %
04/25/2004        06/06/2002(c)  $  1,949,536
       25,000 Puerto Rico Electric Power Authority                       6.000
07/01/2016(s)     07/01/2004(b)        25,207
       30,000 Puerto Rico Electric Power Authority                       6.000
07/01/2016(s)     07/01/2004(b)        30,557
      100,000 Puerto Rico GO                                             6.000
07/01/2014(s)     07/01/2002(b)       101,235
        5,000 Puerto Rico GO                                             6.000
07/01/2014(s)     07/01/2002(b)         5,111
    1,800,000 Puerto Rico GO YCN                                         7.584 (r)
07/01/2008(s)     07/01/2002(b)     1,896,750
       55,000 Puerto Rico HBFA                                           5.850
10/01/2009        04/01/2007(b)        56,437
      400,000 Puerto Rico HBFA                                           6.100
10/01/2015(s)     04/01/2007(b)       400,440
    2,184,452 Puerto Rico Health Dept. Equipment Lease (i)               7.099
07/23/2003        11/03/2001(c)     2,178,619
      125,000 Puerto Rico HFC                                            6.000
02/01/2009(s)     02/01/2002(b)       127,755
      100,000 Puerto Rico HFC                                            6.650
10/15/2010(s)     10/01/2001(b)       103,209
       10,000 Puerto Rico HFC                                            6.750
10/15/2013(s)     10/01/2001(b)        10,269
       30,000 Puerto Rico HFC                                            6.850
10/15/2023(s)     10/10/2001(b)        31,275
       40,000 Puerto Rico HFC                                            7.000
04/01/2000           -----             40,132
       10,000 Puerto Rico HFC                                            7.100
04/01/2002        04/01/2000(b)        10,247
      615,000 Puerto Rico HFC                                            7.200
04/01/2003        04/01/2000(b)       630,320
       90,000 Puerto Rico HFC                                            7.300
04/01/2006        04/01/2000(b)        92,264
       90,000 Puerto Rico HFC                                            7.300
10/01/2006        04/01/2000(b)        92,264
       55,000 Puerto Rico HFC                                            7.400
04/01/2007        04/01/2000(b)        56,397
       20,000 Puerto Rico HFC                                            7.450
10/15/2009(s)     09/27/2000(b)        20,559
       10,000 Puerto Rico HFC                                            7.500
10/15/2012(s)     09/27/2000(b)        10,279
    3,620,000 Puerto Rico HFC                                            7.500
10/01/2015(s)     04/01/2000(b)     3,712,817
    7,320,000 Puerto Rico HFC                                            7.500
04/01/2022(s)     04/01/2000(b)     7,508,856
      175,000 Puerto Rico HFC                                            7.650
10/15/2022(s)     09/27/2000(b)       180,100
    1,365,000 Puerto Rico Highway & Transportation Authority             6.625
07/01/2012(s)     07/01/2002(b)     1,418,781
      419,012 Puerto Rico HR Vehicle Lease (i)                           8.000
12/01/2000        09/02/2000(c)       420,529
       51,287 Puerto Rico HR Vehicle Lease (i)                           8.000
03/12/2001        09/15/2000(c)        51,550
      575,000 Puerto Rico IMEPCF (Abbott Labs)                           6.500
07/01/2009        07/01/2000(b)       589,088
    6,250,000 Puerto Rico IMEPCF (PepsiCo)                               6.250
11/15/2013        11/15/2002(b)     6,425,375
    7,175,000 Puerto Rico IMEPCF (PepsiCo)                               6.250
11/15/2013        11/15/2002(b)     7,376,331
      530,000 Puerto Rico IMEPCF (Squibb)                                6.500
07/01/2004(s)     07/01/2000(b)       539,434
    3,525,000 Puerto Rico Infrastructure                                 7.500
07/01/2009(s)     07/01/2000(b)     3,568,781
      235,000 Puerto Rico Infrastructure                                 7.600
07/01/2000           -----            237,959
       65,000 Puerto Rico Infrastructure                                 7.700
07/01/2001        07/01/2000(a)        65,818
        5,000 Puerto Rico Infrastructure                                 7.700
07/01/2001        07/01/2000(b)         5,063
    1,915,000 Puerto Rico Infrastructure                                 7.750
07/01/2008(s)     07/01/2000(b)     1,939,186
    3,140,000 Puerto Rico Infrastructure                                 7.900
07/01/2007(s)     07/01/2000(b)     3,180,035
    1,890,000 Puerto Rico ITEMECF (Mennonite General Hospital)           5.625
07/01/2017        06/15/2010(c)     1,633,527
    2,470,000 Puerto Rico ITEMECF (Mennonite General Hospital)           6.375
07/01/2006        09/28/2003(c)     2,473,507
    1,975,000 Puerto Rico ITEMECF (Mennonite General Hospital)           6.500
07/01/2012        07/27/2009(c)     1,929,852
    8,735,000 Puerto Rico ITEMECF (Mennonite General Hospital)           6.500
07/01/2018        03/07/2016(c)     8,351,097
      200,000 Puerto Rico ITEMECF (Polytech University)                  5.700
08/01/2013        07/15/2009(c)       192,600
    1,045,000 Puerto Rico ITEMECF (Ryder Memorial Hospital)              6.400
05/01/2009(s)     05/01/2004(b)     1,067,144
    5,000,000 Puerto Rico Municipal Finance Agency                       6.000
08/01/2016        08/01/2011(b)     5,162,050
      425,923 Puerto Rico Natural Resources Dept. Equipment Lease (i)    7.250
01/25/2002        02/06/2001(c)       425,940
    1,357,419 Puerto Rico Natural Resources Dept. Equipment Lease (i)    7.250
10/26/2003        11/24/2001(c)     1,346,654
      350,534 Puerto Rico Natural Resources Dept. Equipment Lease (i)(x) 7.250
11/23/2001        03/01/2001(c)       345,392
      370,826 Puerto Rico Office of the Governor Computer Lease (i)      6.906
09/30/2002        12/16/2000(c)       363,554
       95,000 Puerto Rico Port Authority                                 5.700
07/01/2003(s)     07/01/2000(b)        96,264
       20,000 Puerto Rico Port Authority                                 5.750
07/01/2002(s)     07/01/2000(b)        20,012
      425,000 Puerto Rico Port Authority                                 7.000
07/01/2014(s)     07/01/2001(b)       445,600
      110,000 Puerto Rico Port Authority                                 7.300
07/01/2007(s)     07/01/2000(b)       110,105
      100,000 Puerto Rico Port Authority (American Airlines)             6.300
06/01/2023           -----             97,663

                    28 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Effective             Market Value
       Amount                                                     Coupon
Maturity          Maturity*               See Note 1
====================================================================================================================================
$       20,000  Puerto Rico Public Buildings Authority              6.000 %
07/01/2012(s)     07/01/2000(b)    $          20,020
     8,335,000  Puerto Rico Public Buildings Authority              6.000
07/01/2012(s)     07/01/2000(b)            8,343,335
       650,312  Puerto Rico State Courts Telephone System Lease (i) 7.250
06/04/2002        06/17/2001(c)              640,765
     1,620,000  Puerto Rico Urban Renewal                           7.875
10/01/2004(s)     04/01/2000(b)            1,656,304
        43,222  Puerto Rico Vocational Rehab. Vehicle Lease (i)     8.000
02/17/2002        03/02/2001(c)               43,375
       265,000  University of Puerto Rico                           5.500
06/01/2012        02/04/2008(c)              264,868
       500,000  University of V.I.                                  7.500
10/01/2009(s)     10/01/2004(b)              565,235
       500,000  University of V.I.                                  7.650
10/01/2014(s)     10/01/2004(b)              568,385
       602,000  V.I. GO (Hugo Insurance Claims Program)             7.750
10/01/2006(s)     06/19/2001(g)              634,514
        60,000  V.I. HFA                                            6.500
03/01/2025(s)     03/01/2005(b)               60,849
     5,000,000  V.I. Public Finance Authority                       5.500
10/01/2015           -----                 4,627,100
     1,000,000  V.I. Public Finance Authority                       5.500
10/01/2018        10/14/2017(c)              898,400
     2,830,000  V.I. Public Finance Authority                       6.000
10/01/2005           -----                 2,828,189
       175,000  V.I. Public Finance Authority                       6.000
10/01/2022        03/26/2021(c)              160,529
     2,000,000  V.I. Water & Power Authority                        5.000
07/01/2009        07/12/2008(c)            1,850,620
     1,100,000  V.I. Water & Power Authority                        7.200
01/01/2002        01/18/2001(a)            1,131,548
    11,995,000  V.I. Water & Power Authority                        7.400
07/01/2011        05/09/2001(a)           12,606,025

-------------

191,199,486

-------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$1,287,725,486)--100.0%
1,272,747,589
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF
LIABILITIES--0.0%
549,601

-------------
NET ASSETS
--100.0%
1,273,297,190

=============




FOOTNOTES TO STATEMENT OF INVESTMENTS

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed:
     (a) Date of prerefunded call, or maturity date if escrowed to maturity.
     (b) Optional call date; corresponds to the most conservative yield calculation.
     (c) Average life due to mandatory (sinking fund) principal payments prior to maturity.
     (d) Date of mandatory put.
     (e) Date of conversion.
     (f) Effective maturity corresponding to variable coupon payment date.
     (g) Average life due to mandatory (sinking fund) principal payments prior to the applicable optional call date.
(i) Illiquid security -- See Note 5 of Notes to Financial Statements.
(r) Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $34,601,622, or 2.63% of the Fund's total assets as of December 31, 1999.
(s) Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorter than the stated final maturity.
(t) Non-income accruing security.
(u) Partial interest payment received.
(v) Represents the current interest rate for a variable or increasing rate security.
(w) When-issued security or forward purchase commitment to be delivered and settled after December 31, 1999.
(x)Issuer is in default.



    See accompanying Notes to Financial Statements.


                    29 LIMITED TERM NEW YORK MUNICIPAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS     Continued

===============================================================================
PORTFOLIO ABBREVIATIONS

To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:

ACLDD       Adults and Children with Learning and               RAES       Receipts
of Accrual on Exempt Securities
            Developmental Disabilities                          RAN        Revenue
Anticipation Notes
AOFMH       Aurelia Osborn Fox Memorial Hospital                Res Rec    Resource
Recovery Facility
ARC         Association of Retarded Citizens                    RG&E       Rochester
Gas and Electric
ASMF        Amsterdam Sludge Management Facility                SCHC       Senior
Citizen Housing Corporation
BAN         Bond Anticipation Notes                             SCSB       Schuyler
Community Services Board
CAB         Capital Appreciation Bond                           SLRHF      St. Luke
Residential Healthcare Facility
CARS        Complimentary Auction Rate Security                 SONYMA     State of
New York Mortgage Agency
Con Ed      Consolidated Edison Company                         SRGF       Solomon
R. Guggenheim Foundation
COP         Certificates of Participation                       SWMA       Solid
Waste Management Authority
CSD         Central School District                             UDC        Urban
Development Corporation
DA          Dormitory Authority                                 V.I.       United
States Virgin Islands
DIAMONDS    Direct Investment of Accrued Municipals             WHELC      Wartburg
Home of the Evangelical Lutheran
EFC         Environmental Facilities Corporation                           Church
EHC         Elderly Housing Corporation                         WRC
Westchester Resco Company
ERDA        Energy Research and Development Authority           WWH
Wyandach/Wheatley Heights
G&E         Gas and Electric                                    YCN        Yield
Curve Note
G&H         Geriatric and Healthcare
GO          General Obligation
GRIA        Greater Rochester International Airport
HBFA        Housing Bank and Finance Agency
HDC         Housing Development Corporation
HELP        Homeless Economic Loan Program
HFA         Housing Finance Agency
HFC         Housing Finance Corporation
HR          House of Representatives
IDA         Industrial Development Agency
IMEPCF      Industrial, Medical and Environmental Pollution
            Control Facilities
ITEMECF     Industrial, Tourist, Educational, Medical and
            Environmental Community Facilities
JBFS        Jewish Board of Family Services
JCC         Jewish Community Center
JDAM        Julia Dyckman Angus Memorial
LGAC        Local Government Assistance Corporation
LGSC        Local Government Services Corporation
LILCO       Long Island Lighting Corporation
LIMO        Limited Interest Municipal Obligation
MEET        Manhattan Eye, Ear and Throat
MTA         Metropolitan Transportation Authority
NIMO        Niagara Mohawk Power Corporation
NJ          New Jersey
NSCFGA      North Shore Child and Family Guidance Association
NY          New York
NYC         New York City
NYS         New York State
NYSEG       New York State Electric and Gas
OBPWC       Ocean Bay Park Water Corporation
PACES       Potsdam Auxiliary and College Educational Service
PRAMS       Prudential Receipts of Accrual Municipal Securities

                     30 LIMITED TERM NEW YORK MUNICIAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS     Continued

================================================================================
INDUSTRY CONCENTRATIONS     December 31, 1999

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:


INDUSTRY                                                 MARKET VALUE
PERCENT
---------------------------------------------------------------------------------------------
General Obligation
$255,560,165                  20.1 %
Hospital/Healthcare
119,633,924                   9.4
Marine/Aviation Facilities
117,552,545                   9.2
Municipal Leases
111,607,265                   8.8
Multifamily Housing
109,105,283                   8.6
Electric Utilities
106,254,561                   8.3
Resource Recovery
68,247,970                   5.4
Higher Education
66,287,810                   5.2
Single Family Housing
58,898,735                   4.6
Pollution Control
53,329,250                   4.2
Nonprofit Organization
42,628,747                   3.3
Highways/Railways
42,281,608                   3.3
Manufacturing, Non-Durable Goods
27,613,573                   2.2
Water Utilities
20,692,338                   1.6
Gas Utilities
19,491,741                   1.5
Sales Tax Revenue
17,604,879                   1.4
Manufacturing, Durable Goods
12,330,378                   1.0
Other
23,626,817                   1.9

---------------------------------------------

$1,272,747,589                 100.0 %

=============================================


================================================================================
SUMMARY OF RATINGS     December 31, 1999     Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:


RATING
PERCENT
---------------------------------------------------------------------------------------------
AAA
19.2 %
AA
12.0
A
41.1
BBB
22.8
BB
0.0
B
0.0
CCC
0.0
CC
0.0
C
0.0
Not
Rated
4.9

----------

100.0 %

==========

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

                     31 LIMITED TERM NEW YORK MUNICIAL FUND

STATEMENT OF ASSETS AND LIABILITIES     December 31, 1999


====================================================================================================
ASSETS
Investments, at value (cost $1,287,725,486)--see accompanying
statement               $1,272,747,589
----------------------------------------------------------------------------------------------------
Cash
4,765,754
----------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest
24,543,364
Investments
sold
11,271,133
Shares of beneficial interest
sold                                                         4,690,854
Other
17,443

---------------
Total
assets
1,318,036,137
====================================================================================================
LIABILITIES Payables and other liabilities:
Note payable to bank (interest rate 5.625% at
12/31/99)                                   31,200,000
Investments
purchased
7,136,682
Shares of beneficial interest
redeemed                                                     5,637,212
Dividends
345,069
Trustees'
compensation
159,302
Other
260,682

---------------
Total
liabilities
44,738,947
====================================================================================================
NET
ASSETS
$1,273,297,190

===============
====================================================================================================
COMPOSITION OF NET ASSETS
Paid-in
capital
$1,313,188,861
----------------------------------------------------------------------------------------------------
Undistributed net investment
income                                                          419,113
----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment
transactions                                 (25,332,887)
----------------------------------------------------------------------------------------------------
Net unrealized depreciation on
investments                                               (14,977,897)

---------------
Net
assets
$1,273,297,190

===============
====================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,025,714,473 and 321,398,604 shares of beneficial interest  outstanding) $3.19
Maximum  offering price per share (net asset value plus sales charge of 3.50% of offering
price)                                                                       $3.31
----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $88,757,534  and
27,838,154 shares of beneficial interest outstanding) $3.19
----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering  price per share (based on net assets of  $119,329,270  and
37,478,234 shares of beneficial interest outstanding) $3.18
----------------------------------------------------------------------------------------------------
Class X Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $39,495,913  and
12,348,430 shares of beneficial interest outstanding) $3.20

   See accompanying Notes to Financial Statements.

                     32 LIMITED TERM NEW YORK MUNICIAL FUND

STATEMENT OF OPERATIONS     For the Year Ended December 31, 1999


====================================================================================================
INVESTMENT INCOME
Interest
$70,617,563
====================================================================================================
EXPENSES
Management
fees
5,372,033
----------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class
A
2,573,038
Class
B
781,955
Class
C
1,161,836
Class
X
331,936
----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class
A
309,981
Class
B
44,329
Class
C
46,252
Class
X
25,476
----------------------------------------------------------------------------------------------------
Accounting service
fees                                                                      392,771
----------------------------------------------------------------------------------------------------
Custodian fees and
expenses                                                                  151,058
----------------------------------------------------------------------------------------------------
Trustees'
compensation
144,387
----------------------------------------------------------------------------------------------------
Other
436,716
----------------------------------------------------------------------------------------------------
Interest
442,615

-------------
Total
expenses
12,214,383
Less expenses paid
indirectly                                                               (77,245)

-------------
Net
expenses
12,137,138
====================================================================================================
NET INVESTMENT
INCOME                                                                     58,480,425
====================================================================================================
REALIZED AND UNREALIZED LOSS
Net realized loss on
investments                                                        (15,573,998)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on
investments                    (56,843,187)

---------------
Net realized and unrealized
loss                                                        (72,417,185)
====================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                   $(13,936,760)

===============

   See accompanying Notes to Financial Statements.

                     33 LIMITED TERM NEW YORK MUNICIAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended December
31,
1999                     1998
============================================================================================================================
OPERATIONS
Net investment
income
$58,480,425              $48,783,527
----------------------------------------------------------------------------------------------------------------------------
Net realized
loss
(15,573,998)                (479,664)
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                   (56,843,187)              10,408,295

--------------------------------------------
Net increase (decrease) in net assets resulting from
operations                         (13,936,760)              58,712,158
============================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class
A
(48,813,022)             (42,908,426)
Class
B
(2,946,049)              (1,728,342)
Class
C
(4,465,531)              (2,438,783)
Class
X
(1,790,803)              (2,182,644)
=============================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class
A
105,030,998              199,445,734
Class
B
28,738,925               42,482,889
Class
C
31,044,037               67,445,258
Class
X
(5,563,113)              (5,528,643)
============================================================================================================================
NET ASSETS
Total
increase
87,298,682              313,299,201
-----------------------------------------------------------------------------------------------------------------------------
Beginning of
period
1,185,998,508              872,699,307

--------------------------------------------
End of period (including undistributed net investment income of $419,113 and excess of distributions over net investment income of $45,907, respectively)
$1,273,297,190           $1,185,998,508

============================================

See accompanying Notes to Financial Statements.

                     34 LIMITED TERM NEW YORK MUNICIAL FUND

FINANCIAL HIGHLIGHTS

CLASS A          Year Ended December 31,                    1999
1998            1997             1996 (1)        1995
====================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                       $3.37
$3.34           $3.26            $3.28           $3.15
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       0.15
0.16            0.17             0.17            0.18
Net realized and unrealized gain (loss)                    (0.18)
0.03            0.08            (0.02)           0.13

--------------------------------------------------------------------------------
Total income (loss) from investment operations             (0.03)
0.19            0.25             0.15            0.31
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (0.15)
(0.16)          (0.17)           (0.17)          (0.18)

---------------------------------------------------------------------------------
Total dividends and distributions to shareholders          (0.15)
(0.16)          (0.17)           (0.17)          (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $3.19
$3.37           $3.34            $3.26           $3.28

=================================================================================

====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (2)                       (0.87)%
5.94%           8.01%            4.82%          10.01%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $1,025,714
$979,316        $771,828         $634,172        $567,537
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $1,060,745
$884,849        $677,376         $606,742        $520,990
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment income                                       4.64%
4.80%          5.27%            5.37%           5.44%
Expenses                                                    0.81%             0.82%
(4)      0.83%            0.89%           0.90%
Expenses, net of indirect expenses and interest (5) (6)     0.77%
0.80%          0.80%            0.83%           0.83%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                                   37%
25%            27%              24%             22%





(1)  On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3)  Annualized for periods of less than one full year.
(4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(5) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(6)  Prior  year  ratios  have  been   restated  to  conform  to  current   year
     presentation.
(7) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $624,429,182 and $478,113,286, respectively.

   See accompanying Notes to Financial Statements.

                     35 LIMITED TERM NEW YORK MUNICIAL FUND

FINANCIAL HIGHLIGHTS     Continued

CLASS B          Year Ended December 31,                    1999
1998               1997 (8)
==============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                       $3.37
$3.34              $3.25
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       0.13
0.14               0.10
Net realized and unrealized gain (loss)                    (0.18)
0.03               0.09

-----------------------------------------------------
Total income (loss) from investment operations             (0.05)
0.17               0.19
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (0.13)
(0.14)             (0.10)

-----------------------------------------------------
Total dividends and distributions to shareholders          (0.13)
(0.14)             (0.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $3.19
$3.37              $3.34

=====================================================

==============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (2)                       (1.64)%
5.13%              5.89%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $88,758
$64,388            $21,500
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $78,263
$43,620             $9,873
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment income                                        3.84%
3.97%              4.18%
Expenses                                                     1.59%
1.59% (4)          1.56%
Expenses, net of indirect expenses and interest (5) (6)      1.55%
1.57%              1.54%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                                    37%
25%                27%






(1)  On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3)  Annualized for periods of less than one full year.
(4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(5) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(6)  Prior  year  ratios  have  been   restated  to  conform  to  current   year
     presentation.
(7) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $624,429,182 and $478,113,286, respectively.
(8)  For the period from May 1, 1997  (inception  of  offering)  to December 31,
     1997.

   See accompanying Notes to Financial Statements.

                     36 LIMITED TERM NEW YORK MUNICIAL FUND

FINANCIAL HIGHLIGHTS     Continued

CLASS C          Year Ended December 31,                    1999
1998               1997 (8)
=============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                       $3.36
$3.33              $3.25
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       0.13
0.14               0.10
Net realized and unrealized gain (loss)                    (0.18)
0.03               0.08

------------------------------------------------------
Total income (loss) from investment operations             (0.05)
0.17               0.18
-------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (0.13)
(0.14)             (0.10)

------------------------------------------------------

Total dividends and distributions to shareholders          (0.13)
(0.14)             (0.10)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $3.18
$3.36              $3.33

======================================================

=============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (2)                       (1.63)%
5.15%              5.58%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $119,329
$94,870            $26,862
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $116,249
$61,717            $12,705
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment income                                       3.86%
3.98%              4.22%
Expenses                                                    1.57%
1.57% (4)          1.54%
Expenses, net of indirect expenses and interest (5) (6)     1.53%
1.55%              1.51%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                                   37%
25%                27%





(1) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3)  Annualized for periods of less than one full year.
(4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(5) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(6)  Prior  year  ratios  have  been   restated  to  conform  to  current   year
     presentation.
(7) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $624,429,182 and $478,113,286, respectively.
(8)  For the period from May 1, 1997  (inception  of  offering)  to December 31,
     1997.

   See accompanying Notes to Financial Statements.

                    37 LIMITED TERM NEW YORK MUNICIAL FUND

FINANCIAL HIGHLIGHTS     Continued


CLASS X          Year Ended December 31,                    1999
1998            1997            1996 (1)        1995 (9)
====================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                       $3.38
$3.35           $3.27           $3.28           $3.21
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       0.13
0.15            0.16            0.16            0.11
Net realized and unrealized gain (loss)                    (0.18)
0.03            0.08           (0.01)           0.07

----------------------------------------------------------------------------
Total income (loss) from investment operations             (0.05)
0.18            0.24            0.15            0.18
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (0.13)
(0.15)          (0.16)          (0.16)          (0.11)

----------------------------------------------------------------------------
Total dividends and distributions to shareholders          (0.13)
(0.15)          (0.16)          (0.16)          (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $3.20
$3.38           $3.35           $3.27           $3.28

============================================================================

====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (2)                       (1.39)%
5.38%           7.44%           4.59%           5.65%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $39,496
$47,424         $52,510         $40,828         $16,415
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $44,237
$49,866         $49,563         $28,971          $8,869
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment income                                       4.11%
4.30%           4.75%           4.85%           5.21%
Expenses                                                    1.34%           1.35%
(4)       1.35%           1.38%           0.90%
Expenses, net of indirect expenses and interest (5) (6)     1.30%
1.32%           1.32%           1.32%           0.83%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                                 37%
25%             27%             24%             22%





(1)  On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3)  Annualized for periods of less than one full year.
(4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(5) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(6)  Prior  year  ratios  have  been   restated  to  conform  to  current   year
     presentation.
(7) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $624,429,182 and $478,113,286, respectively.
(8)  For the period from May 1, 1997  (inception  of  offering)  to December 31,
     1997.
(9)  For the period from May 1, 1995  (inception  of  offering)  to December 31,
     1995.

   See accompanying Notes to Financial Statements.

                    38 LIMITED TERM NEW YORK MUNICIAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES

Limited  Term  New York  Municipal  Fund  (the  Fund) is a  separate  series  of
Rochester Portfolio Series, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. As of January 6, 1998, the Fund is no longer offering Class X shares (Class X shares were designated as Class B shares prior to May 1, 1997). Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Class X shares may also be subject to a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and X have separate distribution and/or service plans. Class B and Class X shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued as of the close of the New York Stock Exchange on each trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.
--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $7,018,428.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $25,286,000, which expires between 2002 and 2007.
--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1999, a provision of $104,098 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $150,007 as of December 31, 1999.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                     39 LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

================================================================================
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2.  SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                             Year Ended December 31, 1999       Year
Ended December 31, 1998
                                             Shares               Amount
Shares               Amount
-------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                         112,559,156     $371,678,795
85,263,031      $285,730,451
Dividends and/or distributions reinvested      9,638,646       31,694,788
8,362,718        28,044,127
Redeemed                                     (91,380,672)    (298,342,585)
(34,100,531)     (114,328,844)

--------------------------------------------------------------------
Net increase                                  30,817,130     $105,030,998
59,525,218      $199,445,734

====================================================================
-------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                         11,890,955       $39,104,573
13,306,853       $44,568,293
Dividends and/or distributions reinvested       638,858         2,095,730
360,864         1,209,382
Redeemed                                     (3,819,240)      (12,461,378)
(983,181)       (3,294,786)

-------------------------------------------------------------------
Net increase                                  8,710,573       $28,738,925
12,684,536       $42,482,889

===================================================================
------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                         20,030,859       $66,135,515
22,535,160      $75,428,610
Dividends and/or distributions reinvested     1,035,649         3,395,130
552,623        1,849,561
Redeemed                                    (11,796,007)      (38,486,608)
(2,936,551)      (9,832,913)

-------------------------------------------------------------------
Net increase                                  9,270,501       $31,044,037
20,151,232      $67,445,258

===================================================================
------------------------------------------------------------------------------------------------------------
CLASS X
Sold                                           ------         $  ------
5,830        $  19,325
Dividends and/or distributions reinvested       362,172         1,195,024
443,451        1,488,806
Redeemed                                     (2,059,716)       (6,758,137)
(2,094,913)      (7,036,774)

-------------------------------------------------------------------
Net decrease                                 (1,697,544)      $(5,563,113)
(1,645,632)     $(5,528,643)

===================================================================

                    40 LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

================================================================================
3.  SECURITIES INFORMATION

As of December 31, 1999, net unrealized depreciation on securities of $14,977,897 was composed of gross appreciation of $11,082,952, and gross depreciation of $26,060,849.
     As of December 31, 1999, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,287,772,179 was:

          Gross unrealized appreciation        $ 11,061,002
          Gross unrealized depreciation         (26,085,592)
                                             ---------------
Net unrealized depreciation                    $(15,024,590)
                                             ===============

================================================================================
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average daily net assets, 0.45% of the next $150 million, 0.40% of the next $1.75 billion, and 0.39% of average daily net assets in excess of $2 billion. The Fund's management fee for the year ended December 31, 1999 was 0.41% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 1999, the Fund paid $392,771 to the Manager for accounting and pricing services.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended December 31, 1999, the Fund paid OFS $426,038.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                                         Aggregate             Class A
Commissions         Commissions         Commissions
                                         Front-End           Front-End          on
Class A          on Class B          on Class C
                                     Sales Charges       Sales Charges
Shares              Shares              Shares
                                        on Class A         Retained by
Advanced by         Advanced by         Advanced by
Year Ended                                  Shares         Distributor
Distributor(1)      Distributor(1)      Distributor(1)
----------------------------------------------------------------------------------------
-----------------------------------------
December 31, 1999                       $3,235,381            $366,186
$1,785,574            $881,649            $602,450

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                           Class A                    Class
B                   Class C                     Class X
                               Contingent Deferred        Contingent Deferred
Contingent Deferred         Contingent Deferred
                                     Sales Charges              Sales
Charges             Sales Charges               Sales Charges
Year Ended                 Retained by Distributor    Retained by Distributor
Retained by Distributor     Retained by Distributor
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 1999                         $133,654
$180,775                   $82,528                     $57,568

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class X shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended December 31, 1999, payments under the Class A Plan totaled $2,573,038, all of which was paid by the Distributor to recipients. That included $45,289 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                    41 LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

================================================================================
CLASS B, CLASS C AND CLASS X DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class X plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B and Class X shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 1999 were as follows:


Distributor's           Distributor's

Aggregate            Unreimbursed

Unreimbursed           Expenses as %
                           Total Payments         Amount Retained
Expenses         of Net Assets
                               Under Plan          by Distributor         Under
Plan              of Class
-----------------------------------------------------------------------------------------------------------
Class B Plan                    $ 781,955                $698,485
$2,094,673                 2.36 %
Class C Plan                    1,161,836                 767,185
1,647,219                 1.38
Class X Plan                      331,936                 233,470
----                 ----

================================================================================
5.  ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 1999, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999 was $16,083,707, which represents 1.26% of the Fund's net assets.
================================================================================
6.  BANK BORROWINGS

The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum. The commitment fee allocated to the Fund for the year ended December 31, 1999 was $8,313.
     The Fund had borrowings outstanding of $31,200,000 at December 31, 1999. For the year ended December 31, 1999, the average monthly loan balance was $7,600,356 at an average interest rate of 5.730%. The maximum amount of borrowings outstanding at any month-end was $31,200,000.

                    42 LIMITED TERM NEW YORK MUNICIPAL FUND

                                         A-6
                                      Appendix A

--------------------------------------------------------------------------------
                      MUNICIPAL BOND RATINGS DEFINITIONS
--------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required
of  an   investment   security  is  present  and  although  not   distinctly  or
predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.


Standard & Poor's Rating Services
--------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch IBCA, Inc.
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor. D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                         B-1
                                      Appendix B

                       Municipal Bond Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment Special Tax Sports Facility Revenue Student Loans Tax Anticipation Notes Tax & Revenue Anticipation Notes Telephone Utilities Water Utilities

                                         C-11
                                      Appendix C

            OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
     Code,
(2)  non-qualified deferred compensation plans,
(3)  employee benefit plans3
(4)  Group Retirement Plans4
(5)  403(b)(7) custodial plan accounts
(6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:
1 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
|_| Purchases of Class A shares aggregating $1 million or more.
|_| Purchases  by a Retirement  Plan (other than an IRA or 403(b)(7)  custodial plan) that:
    (1)  buys shares costing $500,000 or more, or
    (2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
    (3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases  by  an  OppenheimerFunds-sponsored   Rollover  IRA,  if  the
    purchases are made:
    (1)  through a broker,  dealer,  bank or registered  investment advisor that has made special arrangements with the Distributor for those purchases, or
    (2)  by a direct rollover of a distribution from a qualified Retirement
         Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by  Retirement  Plans that have any of the following record-keeping arrangements:
    (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and
        (b) funds  advised or managed by MLAM (the funds  described in (a) and
        (b) are referred to as "Applicable Investments").
    (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
    (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_|  Purchases   by  a   Retirement   Plan   whose   record   keeper  had  a
     cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

              II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):

|_| The Manager or its affiliates.
|_| Present or former  officers,  directors,  trustees and  employees  (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate  agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisors that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment advisor provides administration services. |-|

     Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):
|_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than
     Oppenheimer  Cash  Reserves)  or  unit  investment   trusts  for  which
     reinvestment arrangements have been made with the Distributor.
|_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|  Shares   purchased  by  the  reinvestment  of  loan  repayments  by  a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
          (1)  Following  the death or  disability  (as defined in the  Internal
          Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
          (2)  To return excess contributions.
          (3)

               To return contributions made due to a mistake of fact.
          (4)  Hardship withdrawals, as defined in the plan.2
2    This provision does not apply to IRAs.

          (5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
          (6) To meet the minimum distribution requirements of the Internal Revenue Code.
          (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
          (8)  For loans to participants or beneficiaries.
          (9)  Separation from service.3
3 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

          (10) Participant-directed  redemptions  to purchase  shares of a mutual  fund  (other  than a fund  managed  by the  Manager  or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
          (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed  involuntarily,  as described in "Shareholder
         Account Rules and Policies," in the applicable Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|-|

          Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
          (1)  Following  the death or  disability  (as defined in the  Internal
          Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
          (2) To return excess contributions made to a participant's account.
          (3) To return contributions made due to a mistake of fact.
          (4) To make hardship withdrawals, as defined in the plan.4
4    This provision does not apply to IRAs.

          (5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
          (6) To meet the minimum distribution requirements of the Internal Revenue Code.
          (7) To make "substantially  equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
          (8) For loans to participants or beneficiaries.5
5    This provision does not apply to loans from 403(b)(7)  custodial plans.

          (9) On account of the participant's separation from service.6
6 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

          (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
          (11)Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
          (12)Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
          (13)For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
          (14)Redemptions of Class B shares under an Automatic  Withdrawal
              Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.

|_| Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

|_|  Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|  Shares issued in plans of reorganization to which the Fund is a party.
|_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.)
     of  the  Fund,  the  Manager  and  its  affiliates  and  retirement   plans
     established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.
Oppenheimer   Quest   Small   Cap Value Fund
Oppenheimer Quest Balanced Value Fund
Oppenheimer  Quest  Global  Value Fund
ppenheimer  Quest  Opportunity  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

 Quest for Value U.S. Government Income  Quest for Value New York Tax-Exempt
 Fund                                    Fund
 Quest for Value Investment Quality      Quest for Value National Tax-Exempt
 Income Fund                             Fund
 Quest for Value Global Income Fund      Quest for Value California
                                         Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                     Initial       Sales Initial       Sales
Number  of  Eligible Charge  as  a %  of Charge  as  a %  of Commission   as  %
Employees or Members Offering Price      Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
|_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|-|
      liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment advisor to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account         Connecticut   Mutual   Total   Return
                                            Account
Connecticut Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                     Account
Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those  shareholders  who are  eligible for the prior Class A CDSC are:
(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
       (1)  by the estate of a deceased shareholder;
       (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
       (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections
            401(a)  or   403(b)(7)of   the  Code,  or  from  IRAs,   deferred
            compensation plans created under Section 457 of the Code, or other employee benefit plans;
       (4)  as  tax-free   returns  of  excess   contributions  to  such
            retirement or employee benefit plans;
       (5)
            in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
       (6)  in connection  with the  redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
       (7)  in connection with the Fund's right to  involuntarily  redeem or liquidate the Fund;
       (8)  in connection  with  automatic  redemptions of Class A shares and Class B shares in certain  retirement plan accounts  pursuant to an Automatic  Withdrawal  Plan but limited to no more than 12%
            of the original value annually; or
       (9)  as involuntary  redemptions of shares by operation of law, or
            under   procedures   set  forth  in  the   Fund's   Articles   of
            Incorporation, or as adopted by the Board of Directors of the Fund.


VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Limited Term New York Municipal Fund

Internet Web Site
   www.oppenheimerfunds.com

Investment Advisor
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown & Platt
      1675 Broadway
      New York, New York 10019





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